                                                                    EXHIBIT 10.1




                        ROCKY MOUNTAIN CHOCOLATE FACTORY


                               FRANCHISE AGREEMENT




























                                           Franchisee:
                                                       ------------------------
                                           Date:
                                                 ------------------------------
                                           Franchised Location:
                                                                ---------------

                                           ------------------------------------

                     ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
                               FRANCHISE AGREEMENT
                                TABLE OF CONTENTS


1.    PURPOSE.....................................................................................................1

2.    GRANT OF FRANCHISE..........................................................................................1
         2.1.         Grant of Franchise..........................................................................1
         2.2.         Scope of Franchise Operations...............................................................1

3.    FRANCHISED LOCATION AND DESIGNATED AREA.....................................................................2
         3.1.         Franchised Location.........................................................................2
         3.2.         Limitation on Franchise Rights; Relocation..................................................2
         3.3.         Franchisor's Reservation of Rights..........................................................2

4.    INITIAL FRANCHISE FEE.......................................................................................3
         4.1.         Initial Franchise Fee.......................................................................3

5.    DEVELOPMENT OF FRANCHISED LOCATION..........................................................................3
         5.1.         Approval of Lease...........................................................................3
         5.2.         Conversion and Design.......................................................................4
         5.3.         Signs.......................................................................................4
         5.4.         Equipment...................................................................................4
         5.5.         Permits and Licenses........................................................................4
         5.6.         Commencement of Operations..................................................................5

6.    TRAINING....................................................................................................5
         6.1.         Initial Training Program....................................................................5
         6.2.         Length of Training..........................................................................6
         6.3.         Additional Training.........................................................................6

7.    DEVELOPMENT ASSISTANCE......................................................................................6
         7.1.         Franchisor's Development Assistance.........................................................6

8.    OPERATIONS MANUAL...........................................................................................7
         8.1.         Operations Manual...........................................................................7
         8.2.         Confidentiality of Operations Manual Contents...............................................7
         8.3.         Changes to Operations Manual................................................................7

9.    OPERATING ASSISTANCE........................................................................................8
         9.1.         Franchisor's Services.......................................................................8
         9.2.         Additional Franchisor Services..............................................................8

10.   FRANCHISEE'S OPERATIONAL COVENANTS..........................................................................8
         10.1.        Store Operations............................................................................8

11.   ROYALTIES..................................................................................................11
         11.1.        Monthly Royalty............................................................................11
         11.2.        Gross Retail Sales.........................................................................12
         11.3.        Royalty Payments...........................................................................12

12.   ADVERTISING................................................................................................12
         12.1.        Approval of Advertising....................................................................12
         12.2.        Local Advertising..........................................................................13
         12.3.        Marketing and Promotion Fee................................................................13
         12.4.        Regional Advertising Programs..............................................................14

         12.5.        Marketing Services.........................................................................14

13.   QUALITY CONTROL............................................................................................14
         13.1.        Compliance with Operations Manual..........................................................14
         13.2.        Standards and Specifications...............................................................14
         13.3.        Inspections................................................................................15
         13.4.        Restrictions on Services and Products......................................................15
         13.5.        Approved Suppliers.........................................................................15
         13.6.        Request to Change Supplier.................................................................15
         13.7.        Approval of Intended Supplier..............................................................16

14.   TRADEMARKS, TRADE NAMES AND PROPRIETARY INTERESTS..........................................................16
         14.1.        Marks......................................................................................16
         14.2.        No Use of Other Marks......................................................................16
         14.3.        Licensed Methods...........................................................................16
         14.4.        Effect of Termination......................................................................16
         14.5.        Mark Infringement..........................................................................17
         14.6.        Franchisee's Business Name.................................................................17
         14.7.        Change of Marks............................................................................17
         14.8.        Creative Ownership.........................................................................17

15.   REPORTS, RECORDS AND FINANCIAL STATEMENTS..................................................................18
         15.1.        Franchisee Reports.........................................................................18
         15.2.        Annual Financial Statements................................................................18
         15.3.        Verification...............................................................................18
         15.4.        Books and Records..........................................................................19
         15.5.        Audit of Books and Records.................................................................19
         15.6.        Failure to Comply with Reporting Requirements..............................................19
         15.7.        Shopping Service...........................................................................19

16.   TRANSFER...................................................................................................19
         16.1.        Transfer by Franchisee.....................................................................19
         16.2.        Pre-Conditions to Franchisee's Transfer....................................................20
         16.3.        Franchisor's Approval of Transfer..........................................................20
         16.4.        Right of First Refusal.....................................................................21
         16.5.        Types of Transfers.........................................................................21
         16.6.        Transfer by the Franchisor.................................................................22
         16.7.        Franchisee's Death or Disability...........................................................22

17.   TERM AND EXPIRATION........................................................................................22
         17.1.        Term.......................................................................................22
         17.2.        Continuation...............................................................................22
         17.3.        Rights Upon Expiration.....................................................................22
         17.4.        Exercise of Option for Successor Franchise.................................................23
         17.5.        Conditions of Refusal......................................................................23

18.   DEFAULT AND TERMINATION....................................................................................23
         18.1.        Termination by Franchisor - Effective Upon Notice..........................................23
         18.2.        Termination by Franchisor - Thirty Days Notice.............................................24
         18.3.        Franchisor's Remedies......................................................................25
         18.4.        Right to Purchase..........................................................................26
         18.5.        Obligations of Franchisee Upon Termination or Expiration...................................27
         18.6.        State and Federal Law......................................................................28

19.   BUSINESS RELATIONSHIP......................................................................................28
         19.1.        Independent Businesspersons................................................................28
         19.2.        Payment of Third Party Obligations.........................................................28
         19.3.        Indemnification............................................................................28

20.   RESTRICTIVE COVENANTS......................................................................................29
         20.1.        Non-Competition During Term................................................................29
         20.2.        Post-Termination Covenant Not to Compete...................................................29
         20.3.        Confidentiality of Proprietary Information.................................................30
         20.4.        Confidentiality Agreement..................................................................30

21.   INSURANCE..................................................................................................30
         21.1.        Insurance Coverage.........................................................................30
         21.2.        Proof of Insurance Coverage................................................................30

22.   MISCELLANEOUS PROVISIONS...................................................................................31
         22.1.        Governing Law/Consent to Venue and Jurisdiction............................................31
         22.2.        Cumulative Rights..........................................................................31
         22.3.        Modification...............................................................................31
         22.4.        Entire Agreement...........................................................................31
         22.5.        Delegation by the Franchisor...............................................................32
         22.6.        Effective Date.............................................................................32
         22.7.        Review of Agreement........................................................................32
         22.8.        Attorneys' Fees............................................................................32
         22.9.        Injunctive Relief..........................................................................32
         22.10.       No Waiver..................................................................................32
         22.11.       No Right to Set Off........................................................................32
         22.12.       Invalidity.................................................................................33
         22.13.       Notices....................................................................................33
         22.14.       Payment of Taxes...........................................................................33
         22.15.       Acknowledgement............................................................................33


         EXHIBITS

I.       Addendum to Franchise Agreement - Location Approval

II.      Personal Guaranty

III.     Statement of Ownership

IV.      Authorization Agreement for Prearranged Payments

V.       Permit, License and Construction Certificate

VI.      Confidentiality and Noncompetition Agreement

                     ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
                               FRANCHISE AGREEMENT


         THIS AGREEMENT (the "AGREEMENT") is made this ____ day of ___________, 20___, by and between ROCKY MOUNTAIN CHOCOLATE FACTORY, INC., a Colorado corporation, located at 265 Turner Drive, Durango, Colorado 81303 (the "FRANCHISOR") and _______________________________________________, located at
_______________________________ ________________________________________ (the
"FRANCHISEE"), who, on the basis of the following understandings and agreements, agree as follows:

                                   1. PURPOSE

         1.1 The Franchisor has developed methods for establishing, operating and promoting retail stores selling gourmet chocolates and other premium confectionery products ("ROCKY MOUNTAIN CHOCOLATE FACTORY STORES" or "STORES") using the service mark "ROCKY MOUNTAIN CHOCOLATE FACTORY" and related trade names and trademarks ("MARKS") and the Franchisor's proprietary methods of doing business (the "LICENSED METHODS").

         1.2. The Franchisor grants the right to others to develop and operate ROCKY MOUNTAIN CHOCOLATE FACTORY Stores, under the Marks and pursuant to the Licensed Methods.

         1.3. The Franchisee desires to establish a ROCKY MOUNTAIN CHOCOLATE FACTORY Store at a location identified herein or to be later identified, and the Franchisor desires to grant the Franchisee the right to operate a ROCKY MOUNTAIN CHOCOLATE FACTORY Store at such location under the terms and conditions which are contained in this Agreement.

                             2. GRANT OF FRANCHISE

2.1.     GRANT OF FRANCHISE.

         The Franchisor grants to the Franchisee, and the Franchisee accepts from the Franchisor, the right to use the Marks and Licensed Methods in connection with the establishment and operation of a ROCKY MOUNTAIN CHOCOLATE FACTORY Store, at the location described in Article 3 of this Agreement. The Franchisee agrees to use the Marks and Licensed Methods, as they may be changed, improved, and further developed by the Franchisor from time to time, only in accordance with the terms and conditions of this Agreement.

2.2.     SCOPE OF FRANCHISE OPERATIONS.

         The Franchisee agrees at all times to faithfully, honestly and diligently perform the Franchisee's obligations hereunder, and to continuously exert best efforts to promote the ROCKY MOUNTAIN CHOCOLATE FACTORY Store. The Franchisee agrees to utilize the Marks and Licensed Methods to operate all aspects of the business franchised hereunder in accordance with the methods and systems developed and prescribed from time to time by the Franchisor, all of which are a part of the Licensed Methods. The Franchisee's ROCKY MOUNTAIN CHOCOLATE FACTORY Store shall offer such products and services as the Franchisor shall designate and shall be restricted from manufacturing, offering or selling any products or services not previously approved by the Franchisor in writing. The Franchisee is required to devote a minimum of 50% of all retail display space to ROCKY MOUNTAIN CHOCOLATE FACTORY brand assorted bulk chocolates and boxed and packaged candies. The Franchisee's ROCKY MOUNTAIN CHOCOLATE FACTORY Store must feature ROCKY

MOUNTAIN CHOCOLATE FACTORY brand candy manufactured by the Franchisor or its designees ("FACTORY CANDY") and related nonconfectionery items ("ITEMS") approved by the Franchisor in writing. Depending on the retail environment and the configuration of the Store, the Franchisee may also be permitted to make, offer and sell store-made candies ("STORE CANDY") prepared in accordance with recipes and techniques set forth in the Operations Manual, as that term is defined in Section 8.1. Some Stores do not offer Store Candy.

                   3. FRANCHISED LOCATION AND DESIGNATED AREA

3.1.     FRANCHISED LOCATION.

         The Franchisee is granted the right and franchise to own and operate one ROCKY MOUNTAIN CHOCOLATE FACTORY Store at the address and location which shall be set forth in Exhibit I, attached hereto ("FRANCHISED LOCATION"). The type of Store configuration shall also be set forth in Exhibit I, attached hereto. Some smaller Stores are designated as "KIOSKS" or "KIOSK STORES" in this Agreement and all references to "Stores" include Kiosk Stores.

3.2.     LIMITATION ON FRANCHISE RIGHTS; RELOCATION.

         The rights that are hereby granted to the Franchisee are for the specific Franchised Location and cannot be transferred to an alternative Franchised Location, or any other location, without the prior written approval of the Franchisor. If the Franchisee has operated a ROCKY MOUNTAIN CHOCOLATE FACTORY Store for not less than 12 months and desires to relocate it to an alternative site, the Franchisee must set forth its reasons for requesting the relocation in writing to the Franchisor, along with a proposed new location. The Franchisor will have 30 days from receipt of the Franchisee's written request to respond. If the Franchisor approves the relocation and the proposed new location, and if the ownership of the Franchisee does not change in any respect from the ownership of the Franchisee before the relocation, then the Franchisee may move its Store to the new approved location, provided that the Franchisee signs the Franchisor's then current form of Franchise Agreement and opens the Store at the new location within 12 months after the Store closes at its former Franchised Location. In addition, the Franchisee will be required to pay a nonrefundable design fee of $2,500 to the Franchisor for the Franchisor's Store designers to design the layout of the Franchisee's new Store location. A similar design fee will also apply if the Franchisee requests design assistance in remodeling its Store at any time during the term of this Agreement. See Section
5.2 below. The Marks and Licensed Methods are licensed to the Franchisee for the operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store only at the Franchised Location; therefore, the Franchisee may not operate food carts, participate in food festivals or offer any other type of off-site food services using the Marks and Licensed Methods without the prior written consent of the Franchisor, in which case the Franchisor and the Franchisee shall execute an addendum to this Agreement relating to the operation of "SATELLITE STORES" (if this Agreement governs the operation of a traditional Store, any Satellite Store(s) shall be governed by separate Franchise Agreements) or "TEMPORARY STORES."

3.3.     FRANCHISOR'S RESERVATION OF RIGHTS.

         The Franchisee acknowledges that the franchise granted hereunder is non-exclusive and that the Franchisor retains the rights, among others: (1) to use, and to license others to use, the Marks and Licensed Methods for the operation of ROCKY MOUNTAIN CHOCOLATE FACTORY Stores, Kiosk Stores, Satellite Stores and Temporary Stores, at any location other than at the Franchised Location; (2) to use the Marks and Licensed Methods to identify services and products, promotional and marketing efforts or related items, and to identify products and services similar to those which the Franchisee will sell, but made available through alternative channels of distribution other than through traditional ROCKY

MOUNTAIN CHOCOLATE FACTORY Stores, at any location other than at the Franchised Location, including, but not limited to, through Satellite Stores, Temporary Stores, Kiosk Stores, by way of mail order, (including electronic mail order), the Internet, catalog, television, retail store display or through the wholesale sale of its products to unrelated retail outlets or to candy distributors or outlets located in stadiums, arenas, airports, turnpike rest stops or supermarkets; and (3) to use and license the use of other proprietary marks or methods in connection with the sale of products and services similar to those which the Franchisee will sell or in connection with the operation of retail stores selling gourmet chocolates or other premium confectionery products, at any location other than at the Franchised Location, which stores are the same as, or similar to, or different from a traditional ROCKY MOUNTAIN CHOCOLATE FACTORY Store or a Satellite Store, a Temporary Store or a Kiosk Store, on any terms and conditions as the Franchisor deems advisable, and without granting the Franchisee any rights therein.

                            4. INITIAL FRANCHISE FEE

4.1.     INITIAL FRANCHISE FEE.

         In consideration for the right to develop and operate one ROCKY MOUNTAIN CHOCOLATE FACTORY Store, the Franchisee agrees to pay to the Franchisor an initial franchise fee in the amount set forth in Exhibit I attached hereto, $5,000 of which is due and payable as of the date of execution of this Agreement, with the balance due and payable at the earlier of (a) 120 days from the date this Agreement is executed or (b) the date that a lease is executed for a Franchised Location that has been approved by the Franchisor. The Franchisee acknowledges and agrees that the initial franchise fee represents payment for the initial grant of the rights to use the Marks and Licensed Methods, that the Franchisor has earned the initial franchise fee upon receipt thereof and that the fee is under no circumstances refundable to the Franchisee after it is paid, unless otherwise specifically set forth in this Agreement. If a transfer occurs, no initial franchise fee shall be due at the time that the Franchisee transfers the Store to another party, but a transfer fee will apply as set forth in
Section 16.2 of this Agreement.

                     5. DEVELOPMENT OF FRANCHISED LOCATION

5.1.     APPROVAL OF LEASE.

         The Franchisee shall obtain the Franchisor's prior written approval before executing any lease or purchase agreement for the Franchised Location. Any lease for the Franchised Location shall, at the option of the Franchisor, contain provisions including: (1) allowing for assignment of the lease to the Franchisor in the event that this Agreement is terminated or not renewed for any reason; (2) giving the Franchisor the right to cure any default by the Franchisee under such lease; and/or (3) providing the Franchisor with the right, exercisable upon and as a condition of the approval of the Franchised Location, to execute the lease agreement or other document providing entitlement to the use of the Franchised Location in its own name or jointly with the Franchisee as lessee and, upon the exercise of such option, the Franchisor shall provide the Franchisee with the right to use the premises as its sublessee, assignee, or other similar capacity upon the same terms and conditions as obtained by the Franchisor. The Franchisor may choose to hire a third party professional to negotiate the Franchisee's lease and the Franchisee agrees to reimburse the Franchisor for its actual costs associated with any such negotiation. The Franchisee shall deliver a copy of the signed lease for the Franchised Location to the Franchisor within 15 days of its execution. The Franchisee acknowledges that approval of a lease for the Franchised Location by the Franchisor does not constitute a recommendation, endorsement or guarantee by the Franchisor of the suitability of the location or the lease and the Franchisee should take all steps necessary to ascertain whether such location and lease are acceptable to the Franchisee.

5.2. CONVERSION AND DESIGN.

         The Franchisee acknowledges that the layout, design, decoration and color scheme of ROCKY MOUNTAIN CHOCOLATE FACTORY Stores are an integral part of the Franchisor's proprietary Licensed Methods and accordingly, the Franchisee shall convert, design and decorate the Franchised Location in accordance with the Franchisor's plans and specifications which are contained in a Design and Construction Manual that is considered, for the purposes of this Agreement, to be a part of the Operations Manual, defined in Section 8.1. The Franchisee shall hire an architect/designer to prepare written plans for the Store's layout and construction, which plans shall be submitted to the Franchisor for its prior written approval. Throughout the term of this Agreement, the Franchisee shall also obtain the Franchisor's written consent to any remodeling or decoration of the premises before remodeling or decorating begins, recognizing that such remodeling, decoration and any related costs are the Franchisee's sole responsibility. If the Franchisee remodels its Store at any time during the term of this Agreement, the Franchisee shall pay the Franchisor $2,500 for the Franchisor's design services.

5.3.     SIGNS.

         The Franchisee shall purchase or otherwise obtain for use at the Franchised Location and in connection with the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, signs which comply with the standards and specifications of the Franchisor as set forth in the Operations Manual, as that term is defined in
Section 8.1. It is the Franchisee's sole responsibility to insure that any signs comply with applicable local ordinances, building codes and zoning regulations. Any modifications to the Franchisor's standards and specifications for signs that must be made due to local ordinances, codes or regulations shall be submitted to the Franchisor for prior written approval. The Franchisee acknowledges the Marks, or any other name, symbol or identifying marks on any signs shall only be used in accordance with the Franchisor's standards and specifications and only with the prior written approval of the Franchisor.

5.4.     EQUIPMENT.

         The Franchisee shall purchase or otherwise obtain for use at the Franchised Location and in connection with the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, equipment of a type and in an amount which complies with the standards and specifications of the Franchisor. The Franchisee acknowledges that the type, quality, configuration, capability and/or performance of the equipment are all standards and specifications which are a part of the Licensed Methods and therefore such equipment must be purchased, leased, or otherwise obtained in accordance with the Franchisor's standards and specifications and only from suppliers or other sources approved by the Franchisor. The Franchisee must purchase a facsimile machine and connect it to a phone line that is separate from the main phone number for the Store. The Franchisee shall equip the Store with an integrated store information system ("SYSTEM"), computer hardware and software, printers and other designated equipment consistent with the standards and specifications of the Franchisor. The Franchisor requires that it be given reasonable access to information and data regarding the Franchisee's ROCKY MOUNTAIN CHOCOLATE FACTORY Store by computer modem with a separate phone line dedicated to such modem, or by another form of electronic transmission. The Franchisor also requires the Franchisee to obtain and maintain an account with an Internet service provider that meets the Franchisor's standards and specifications to facilitate electronic communication.

5.5.     PERMITS AND LICENSES.

         The Franchisee agrees to obtain all such permits and certifications as may be required for the lawful construction and operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store together with all certifications from government authorities having jurisdiction over the site, that all requirements for construction and operation have been met, including without limitation, zoning, access, sign, health, safety requirements, building and other required construction permits, licenses to do business and fictitious name registrations, sales tax permits, health and sanitation permits and ratings and fire clearances. The Franchisee agrees to obtain all customary contractors' sworn statements and partial and final lien waivers for construction, remodeling, decorating and installation of equipment at the Franchised Location. The Franchisee shall sign and deliver to the Franchisor the Permit, License and Construction Certificate set forth as Exhibit V to this Agreement, to confirm Franchisee's compliance with the Americans with Disabilities Act and other provisions of this Section 5.5 not later than 30 days prior to the date the Store begins operating. Copies of all inspection reports, warnings, certificates and ratings issued by any governmental entity during the term of this Agreement in connection with the conduct of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store which indicates the Franchisee's failure to meet or maintain the highest governmental standards, or less than full compliance by the Franchisee with any applicable law, rule or regulation, shall be forwarded to the Franchisor within five days of the Franchisee's receipt thereof.

5.6.     COMMENCEMENT OF OPERATIONS.

         Unless otherwise agreed in writing by the Franchisor and the Franchisee, the Franchisee has 180 days from the date of this Agreement within which to complete the initial training program, described in Section 6.1 of this Agreement, develop the Franchised Location and commence operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store. Failure to commence operations within this time frame shall constitute grounds for termination under Article 18 of this Agreement. The Franchisor will extend the time in which the Franchisee has to commence operations for a reasonable period of time in the event factors beyond the Franchisee's reasonable control prevent the Franchisee from meeting this development schedule, so long as the Franchisee has made reasonable and continuing efforts to comply with such development obligations and the Franchisee requests, in writing, an extension of time in which to have its ROCKY MOUNTAIN CHOCOLATE FACTORY Store established before such development period lapses. However, notwithstanding the Franchisor's written agreement to extend the Franchisee's development period, if more than 270 days elapse between the date of this Agreement and the commencement of operation of the Store, the Franchisor reserves the right, in its sole discretion, to require the Franchisee to execute the Franchisor's then current form of Franchise Agreement or an amendment to this Agreement to conform this Agreement with the terms of the then current Franchise Agreement.

                                  6. TRAINING

6.1.     INITIAL TRAINING PROGRAM.

         After the Franchisee executes a lease for the Franchised Location, the Franchisee or, if the Franchisee is not an individual, the person designated by the Franchisee to assume primary responsibility for the management of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, ("GENERAL MANAGER") is required to attend and successfully complete the initial training program which is offered by the Franchisor at one of the Franchisor's designated training facilities. Up to three individuals are eligible to participate in the Franchisor's initial training program without charge of a tuition or fee. The Franchisee shall be responsible for any and all traveling and living expenses incurred in connection with attendance at the training program. At least one individual must successfully complete the initial training program prior to the Franchisee's commencement of operation of its ROCKY MOUNTAIN CHOCOLATE FACTORY Store.

6.2. LENGTH OF TRAINING.

         The initial training program shall consist of 7 days of instruction at a location designated by the Franchisor; provided, however, that the Franchisor reserves the right to waive a portion of the training program or alter the training schedule, if in the Franchisor's sole discretion, the Franchisee or General Manager has sufficient prior experience or training.

6.3.     ADDITIONAL TRAINING.

         From time to time, the Franchisor may present seminars, conventions or continuing development programs or conduct meetings for the benefit of the Franchisee. The Franchisee or its General Manager shall be required to attend any ongoing mandatory seminars, conventions, programs or meetings as may be offered by the Franchisor. The Franchisor shall give the Franchisee at least 30 days prior written notice of any ongoing seminar, convention or program that is deemed mandatory. The Franchisor shall not require that the Franchisee attend any ongoing training more often than once a year. All mandatory training will be offered without charge of a tuition or fee; provided, however, the Franchisee will be responsible for all traveling and living expenses which are associated with attendance at the same.

                           7. DEVELOPMENT ASSISTANCE

7.1.     FRANCHISOR'S DEVELOPMENT ASSISTANCE.

         The Franchisor shall provide the Franchisee with assistance in the initial establishment of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store as follows:

                  a. Provision of the initial training program to be conducted at the Franchisor's designated training facilities or at another location designated by the Franchisor, as described in Article 6 above.

                  b. Provision of written guidelines for a Franchised Location that shall include, without limitation, specifications for space requirements and build out. The Franchisee acknowledges that the Franchisor shall have no other obligation to provide assistance in the selection and approval of a Franchised Location other than the provision of such written specifications and approval or disapproval of a proposed Franchised Location, which approval or disapproval shall be based on information submitted to the Franchisor in a form sufficient to assess the proposed location as may be required by the Franchisor, in the Franchisor's sole discretion, and on information gathered by the Franchisor.

                  c. Direction regarding the required conversion, design and decoration of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store premises, plus specifications concerning signs, decor and equipment.

                  d. Direction regarding the selection of suppliers of equipment, items and materials used and inventory offered for sale in connection with the ROCKY MOUNTAIN CHOCOLATE FACTORY Store. The Franchisor will determine the Franchisee's initial inventory of Factory Candy that the Franchisee will purchase, depending on the size and configuration of the Store. After execution of this Agreement, the Franchisor will provide the Franchisee with a list of approved suppliers, if any, of such equipment, items, materials and inventory and, if available, a description of any national or central purchase and supply agreements offered by such approved suppliers for the benefit of ROCKY MOUNTAIN CHOCOLATE FACTORY franchisees.

                  e. Provision of an Operations Manual in accordance with
         Section 8.1 below.

                  f. As the Franchisor may reasonably schedule, and depending on availability of personnel, the Franchisor will make available to the Franchisee at or close to the opening of the Franchisee's ROCKY MOUNTAIN CHOCOLATE FACTORY Store, a representative ("SITE REPRESENTATIVE") who will be present for up to five days beginning approximately three days prior to the opening of the Franchisee's ROCKY MOUNTAIN CHOCOLATE FACTORY Store. If the Franchisee's Store opens on or near a holiday, however, the Site Representative shall not begin the in-Store assistance until three days after the holiday. Holidays shall include, but not be limited to, New Years Day, Valentines Day, Easter, Memorial Day, Fourth of July, Labor Day, Thanksgiving, Hanukkah and Christmas. There will be no charge to the Franchisee for this service provided by the Franchisor. The Site Representative will assist the Franchisee's employees in opening the Store, unless in the Franchisor's determination, the Franchisee or the General Manager have sufficient prior training or experience.

                              8. OPERATIONS MANUAL

8.1.     OPERATIONS MANUAL.

         The Franchisor agrees to loan to the Franchisee one or more manuals, technical bulletins, cookbooks and recipes and other written materials (collectively referred to as "OPERATIONS MANUAL") covering Factory Candy ordering, Store Candy manufacturing, processing and stocking and other operating and in-store marketing techniques for the ROCKY MOUNTAIN CHOCOLATE FACTORY Store. The Franchisee agrees that it shall comply with the Operations Manual as an essential aspect of its obligations under this Agreement, that the Operations Manual shall be deemed to be incorporated herein by reference and failure by the Franchisee to substantially comply with the Operations Manual may be considered by the Franchisor to be a breach of this Agreement.

8.2.     CONFIDENTIALITY OF OPERATIONS MANUAL CONTENTS.

         The Franchisee agrees to use the Marks and Licensed Methods only as specified in the Operations Manual. The Operations Manual is the sole property of the Franchisor and shall be used by the Franchisee only during the term of this Agreement and in strict accordance with the terms and conditions hereof. The Franchisee shall not duplicate the Operations Manual nor disclose its contents to persons other than its employees or officers who have signed the form of Confidentiality and Noncompetition Agreement attached hereto as Exhibit VI and incorporated herein by reference. The Franchisee shall return the Operations Manual to the Franchisor upon the expiration, termination or transfer of this Agreement.

8.3.     CHANGES TO OPERATIONS MANUAL.

         The Franchisor reserves the right to revise the Operations Manual from time to time as it deems necessary to update or change operating and marketing techniques, standards and specifications for all components of the Licensed Methods and approved Factory Candy, Items and Store Candy offered by Stores. The Franchisee, within 30 days of receiving any updated information, shall in turn update its copy of the Operations Manual as instructed by the Franchisor and shall conform its operations with the updated provisions within a reasonable time after receipt of such updated information. The Franchisee acknowledges that a master copy of the Operations Manual maintained by the Franchisor at its principal office shall be controlling in the event of a dispute relative to the content of any Operations Manual.

                            9. OPERATING ASSISTANCE

9.1.     FRANCHISOR'S SERVICES.

         The Franchisor agrees that, during the Franchisee's operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, the Franchisor shall make available to the Franchisee the following services:

                  a. Upon the reasonable request of the Franchisee, consultation by telephone and electronic mail regarding the continued operation and management of a ROCKY MOUNTAIN CHOCOLATE FACTORY Store and advice regarding the retail services, product quality control, inventory issues, customer relations issues and similar advice.

                  b. Access to advertising and promotional materials as may be developed by the Franchisor, the cost of which may be passed on to the Franchisee at the Franchisor's option.

                  c. On-going updates of information and programs regarding the candy industry, the ROCKY MOUNTAIN CHOCOLATE FACTORY concept and related Licensed Methods, including, without limitation, information about special or new products which may be developed and made available to ROCKY MOUNTAIN CHOCOLATE FACTORY franchisees.

                  d. Depending on availability, allow replacement or additional General Managers to attend the initial training program. The Franchisor reserves the right to charge a tuition or fee in an amount payable in advance, commensurate with the Franchisor's then current published prices for such training. The Franchisee shall be responsible for all travel and living expenses incurred by its personnel during the training program. Further, the availability of the training program shall be subject to space considerations and prior commitments to new ROCKY MOUNTAIN CHOCOLATE FACTORY franchisees.

9.2.     ADDITIONAL FRANCHISOR SERVICES.

         Although not obligated to do so, upon the reasonable request of the Franchisee, the Franchisor may make its employees or designated agents available to the Franchisee for on-site advice and assistance in connection with the on-going operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store governed by this Agreement. In the event that the Franchisee requests such additional assistance and the Franchisor agrees to provide the same, the Franchisor reserves the right to charge the Franchisee for all travel, lodging, living expenses, telephone charges and other identifiable expenses associated with such assistance, plus a fee based on the time spent by each employee on behalf of the Franchisee, which fee will be charged in accordance with the then current daily or hourly rates being charged by the Franchisor for assistance.

                     10. FRANCHISEE'S OPERATIONAL COVENANTS

10.1.    STORE OPERATIONS.

         The Franchisee acknowledges that it is solely responsible for the successful operation of its ROCKY MOUNTAIN CHOCOLATE FACTORY Store and that the continued successful operation thereof is, in part, dependent upon the Franchisee's compliance with this Agreement and the Operations Manual. In addition to all other obligations contained in this Agreement and in the Operations Manual, the Franchisee covenants that:

                  a. The Franchisee shall maintain clean, efficient and high quality ROCKY MOUNTAIN CHOCOLATE FACTORY Store operations and shall operate the business in accordance with the Operations Manual and in such a manner as not to detract from or adversely reflect upon the name and reputation of the Franchisor and the goodwill associated with the ROCKY MOUNTAIN CHOCOLATE FACTORY name and Marks.

                  b. The Franchisee will operate its ROCKY MOUNTAIN CHOCOLATE FACTORY Store in compliance with all applicable laws, health department regulations and other ordinances. In connection therewith, the Franchisee will be solely and fully responsible for obtaining any and all licenses to operate the ROCKY MOUNTAIN CHOCOLATE FACTORY Store. The Franchisee shall promptly forward to the Franchisor copies of all health department, fire department, building department and other similar reports of inspections as and when they become available.

                  c. The Franchisee and all persons who work behind the counter at the Store in any capacity, whether or not they are employees of the Franchisee ("PERSONNEL"), shall conduct themselves in such a manner so as to promote a good image to the public and to the business community. At no time shall any of the Personnel engage in unreasonable or disrespectful behavior toward anyone, including using offensive or rude language or gestures. The Franchisee shall at all times require its Personnel to follow the Code of Conduct as set forth in the Operations Manual.

                  d. The Franchisee acknowledges that proper management of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store is important and shall insure that the Franchisee or a designated General Manager who has completed the Franchisor's initial training program be responsible for the management of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store after commencement of Store operations and be present at the Franchised Location during operation of the Store.

                  e. The Franchisee shall offer only authorized products and services as are more fully described in the vendor lists which are a part of the Operations Manual, which may include, without limitation, Factory Candy, Store Candy, Items and other authorized confectionery food and beverage products. The Franchisee shall offer only the types of products and services as from time to time may be prescribed by the Franchisor and shall refrain from offering any other types of products or services, from or through the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, including, without limitation, filling "Wholesale Orders", defined below, selling Factory Candy, Store Candy, Items or other authorized products through the Internet, or catering or other off-premises sales, without the prior written consent of the Franchisor. "WHOLESALE ORDERS" are defined as those orders or sales where the principal purpose of the purchase is for resale, not consumption, or any sale other than those sold over the counter at a price other than that price charged to the general public; provided, however, that volume discounted sales made on the premises at the Franchised Location to a single purchaser, not for resale, and discounted sales made on the premises at the Franchised Location to charitable organizations for fund-raising purposes shall be permitted. Factory Candy, Store Candy and Items shall never be sold in containers or bags other than those approved and supplied by the Franchisor or other supplier approved by the Franchisor.

                  f. The Franchisee shall promptly pay when due all taxes and other obligations owed to third parties in the operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, including without limitation, unemployment and sales taxes, and any and all accounts or other indebtedness of every kind incurred by the Franchisee in the conduct of the ROCKY

         MOUNTAIN CHOCOLATE FACTORY Store. In the event of a bona fide dispute as to the liability for taxes assessed or other indebtedness, the Franchisee may contest the validity or the amount of the tax or indebtedness in accordance with procedures of the taxing authority or applicable law; however, in no event shall the Franchisee permit a tax sale or seizure by levy or execution or similar writ or warrant, or attachment by a creditor to occur against the premises of the Franchised Location, or any improvement thereon.

                  g. The Franchisee shall subscribe for and maintain not fewer than two or three separate telephone numbers for its ROCKY MOUNTAIN CHOCOLATE FACTORY Store at the Franchised Location, depending on the size and configuration of the Store or Kiosk. One number shall be used exclusively for voice communication, the second shall be used exclusively for the modem that is included in the System. If a third telephone number is required, it shall be used exclusively for a facsimile machine. The telephone number and, if applicable, the facsimile machine number, shall be listed and identified exclusively with the ROCKY MOUNTAIN CHOCOLATE FACTORY Store in all official telephone directories and in all advertising in which such numbers appear and shall be separate and distinct from all other telephone numbers subscribed for by the Franchisee.

                  h. The Franchisee shall comply with all agreements with third parties related to the ROCKY MOUNTAIN CHOCOLATE FACTORY Store including, in particular, all provisions of any lease for the Franchised Location.

                  i. The Franchisee and all employees of the Franchisee shall adhere to strict grooming and dress code guidelines, as described in the Code of Conduct set forth in the Operations Manual, while on duty at the Franchised Location. The Franchisee is required, at the Franchisee's expense, to purchase specified apparel from suppliers approved by the Franchisor. All General Managers, employees of the Franchisee, the Franchisee and its owners shall wear the specified apparel at all times while working at the Franchised Location. The Franchisor has the right, in its sole and absolute discretion, to change or modify such grooming and dress code guidelines in the Operations Manual.

                  j. The Franchisee agrees to renovate, refurbish, remodel or replace, at its own expense, the personal property and equipment used in the operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, when reasonably required by the Franchisor in order to comply with the image, standards of operation and performance capability established by the Franchisor from time to time. If the Franchisor changes its image or standards of operation, it shall give the Franchisee a reasonable period of time within which to comply with such changes.

                  k. The Franchisee shall be responsible for training all of its Personnel who work in any capacity in the ROCKY MOUNTAIN CHOCOLATE FACTORY Store. The Franchisee must conduct its Personnel training in the manner and according to the standards as prescribed in the Operations Manual. All Personnel who do not satisfactorily complete the training shall not work in any capacity in the Franchisee's ROCKY MOUNTAIN CHOCOLATE FACTORY Store.

                  l. The Franchisee shall at all times during the term of this Agreement own and control the ROCKY MOUNTAIN CHOCOLATE FACTORY Store authorized hereunder. The Franchisee shall not operate any other business or profession from or through the Store. If the Franchisee is an entity, the entity shall only operate the ROCKY MOUNTAIN CHOCOLATE FACTORY Store governed by this Agreement and no other business, unless the Franchisee receives the Franchisor's prior written approval. Upon request of the Franchisor, the Franchisee shall promptly provide satisfactory proof of such ownership to the Franchisor. The Franchisee represents that the Statement of Ownership, attached hereto as Exhibit III and by this reference incorporated herein, is true, complete, accurate and not misleading, and, in accordance with the information contained in the Statement of Ownership, the controlling ownership of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store is held by the Franchisee. The Franchisee shall promptly provide the Franchisor with a written notification if the information contained in the Statement of Ownership changes at any time during the term of this Agreement and shall comply with the applicable transfer provisions contained in Article 16 herein. In addition, if the Franchisee is an entity, all of the owners of the Franchisee shall sign the Personal Guaranty attached hereto as Exhibit II.

                  m. The Franchisee shall at all times during the term of this Agreement keep its ROCKY MOUNTAIN CHOCOLATE FACTORY Store open during the business hours designated by the Franchisor from time to time in the Operations Manual.

                  n. Unless notified in writing otherwise by the Franchisor, all Factory Candy and related products shall be sold and shipped to the Franchisee on a net 30-day basis, or according to the then current payment terms set by the Franchisor or its designated suppliers. The Franchisor reserves the right to charge interest at the rate of 1.5% per month if the Franchisee fails to pay for its orders on time and the Franchisor reserves the right to discontinue shipment of Factory Candy and related products to the Franchisee if the Franchisee is repeatedly delinquent in paying for its Factory Candy and related products, in the Franchisor's sole discretion. The Franchisee may be required to "prepay" Factory Candy orders, notwithstanding the payment policy set forth above, in the event of poor payment performance. The Franchisor reserves the right to change payment terms and policies at any time. The Franchisor also reserves the right to change the price for Factory Candy and related products from time to time as may be set forth in the most recent price bulletin sent to all franchisees or the then current Operations Manual.

                                 11. ROYALTIES

11.1.    MONTHLY ROYALTY.

         The Franchisee agrees to pay to the Franchisor a monthly royalty ("ROYALTY") equal to 5% of its Gross Retail Sales generated from or through its ROCKY MOUNTAIN CHOCOLATE FACTORY Store. The Franchisee also agrees to pay a quarterly Royalty based on Adjusted Gross Retail Sales during each calendar quarter. The amount of monthly Royalty paid during each quarter shall be credited toward the amount of quarterly Royalty owed. Within 15 days following the end of each calendar quarter, the Franchisor shall calculate the amount of the Franchisee's Adjusted Gross Retail Sales during the previous quarter and the Franchisee shall owe the Franchisor a quarterly Royalty equal to 10% of its Adjusted Gross Retail Sales. "ADJUSTED GROSS RETAIL SALES" shall be calculated as the amount of "Gross Retail Sales," defined in Section 11.2 below, minus a fixed dollar amount for each pound of Factory Candy purchased from the Franchisor and minus a multiple of the wholesale price, as specified by the Franchisor, on certain Store Candy ingredients, packaging and other products and supplies purchased from the Franchisor during the previous calendar quarter. The Franchisee shall be notified of any credits from or amounts owing to the Franchisor for the quarterly Royalty based on Adjusted Gross Retail Sales. Any credits or amounts owed will be added to or deducted from the following month's monthly Royalty payment.

11.2. GROSS RETAIL SALES.

         "GROSS RETAIL SALES" shall be defined as receipts and income of any kind from all products or services sold from or through the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, including any such sale of products or services made for cash or upon credit, or partly for cash and partly for credit, regardless of collection of charges for which credit is given, less returns for which refunds are made, provided that the refund shall not exceed the sales price and exclusive of discounts, sales taxes and other taxes, amounts received in settlement of a loss of merchandise, shipping expenses paid by the customer and discount sales to corporations or to charities for fund-raising purposes. "Gross Retail Sales" shall also include the fair market value of any services or products received by the Franchisee in barter or in exchange for its services and products.

11.3.    ROYALTY PAYMENTS.

         The Franchisee agrees that Royalty payments shall be paid monthly and sent to the Franchisor, post-marked no later than the 15th of each month based on Gross Retail Sales for the immediately preceding month. Royalty payments shall be accompanied by monthly reports, as more fully described in Article 15 hereof, and standard transmittal forms containing information regarding the Franchisee's Gross Retail Sales and such additional information as may be requested by the Franchisor. The Franchisor reserves the right to require Royalty payments be made on a weekly or bi-weekly basis if the Franchisee does not timely or fully submit the required payments or reports. The Franchisor also reserves the right to require that Royalty payments, late charges and payment of the Marketing and Promotion Fee and late charges (as set forth in Section 12.3 below) be made by means of electronic funds transfer and the Franchisee agrees to provide the information and sign the documents necessary to implement such transfer payments within 30 days of receiving notice that such a program is being implemented. The Franchisee must sign the Franchisor's form of Authorization Agreement for Prearranged Payments attached to this Agreement as
Exhibit IV. The Franchisor shall have the right to verify such Royalty payments from time to time as it deems necessary, in any reasonable manner. In the event that the Franchisee fails to pay any Royalties within 14 days after they are due, the Franchisee shall, in addition to such Royalties, pay a late charge equivalent to 18% of the late Royalty payment; provided, however, in no event shall the Franchisee be required to pay a late payment at a rate greater than the maximum interest rate permitted by applicable law. If the Franchisee pays Royalties with a check returned for non-sufficient funds more than one time in any calendar year, in addition to all other remedies which may be available, the Franchisor shall have the right to require that Royalty payments be made by certified or cashier's checks.

                                12. ADVERTISING

12.1.    APPROVAL OF ADVERTISING.

         The Franchisee shall obtain the Franchisor's prior written approval of all advertising or other marketing or promotional programs published by any method, including print, broadcast and electronic media, regarding the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, including, without limitation, "Yellow Pages" advertising, newspaper ads, flyers, brochures, coupons, direct mail pieces, specialty and novelty items, radio, television, Internet and World Wide Web advertising. The Franchisee acknowledges and agrees that the Franchisor may disapprove of any advertising, marketing or promotional programs submitted to the Franchisor, for any reason, in the Franchisor's sole discretion. The Franchisee shall also obtain the Franchisor's prior written approval of all promotional materials provided by vendors. The proposed written advertising or a description of the marketing or promotional program shall be submitted to the Franchisor at least 10 days prior to publication, broadcast or use. The Franchisee acknowledges that advertising and promoting the ROCKY MOUNTAIN CHOCOLATE

FACTORY Store in accordance with the Franchisor's standards and specifications is an essential aspect of the Licensed Methods, and the Franchisee agrees to comply with all advertising standards and specifications. The Franchisee shall display all required promotional materials, signs, point of purchase displays and other marketing materials in its ROCKY MOUNTAIN CHOCOLATE FACTORY Store in the manner prescribed by the Franchisor. The Franchisee shall not, under any circumstances, use handwritten signs in the operation of its Store.

12.2.    LOCAL ADVERTISING.

         The Franchisor reserves the right to require the Franchisee to spend up to 1% of monthly Gross Retail Sales on local advertising to create public awareness of the Franchisee's ROCKY MOUNTAIN CHOCOLATE FACTORY Store. The Franchisee will submit to the Franchisor an accounting of the amounts spent on advertising within 30 days following the end of each calendar quarter. If the Franchisor requires its franchisees to advertise locally as described above, all Franchisor-owned Stores will be required to spend money for local advertising on an equal percentage basis with all franchised Stores. If the Franchisee's lease requires it to advertise locally, the Franchisor may, in its sole discretion, count such expenditures toward the Franchisee's local advertising expenditure required by this Section 12.2. The Franchisee shall obtain the Franchisor's prior written approval of all written advertising and promotional materials before publication, in accordance with Section 12.1 above.

12.3.    MARKETING AND PROMOTION FEE.

         The Franchisee shall pay to the Franchisor, in addition to Royalties, a fee of 1% of the total amount of the Franchisee's Gross Retail Sales ("MARKETING AND PROMOTION FEE"). The Marketing and Promotion Fee shall be in addition to and not in lieu of the Franchisee's expenditures for local advertising, as described in Section 12.2 above. The following terms and conditions will apply:


                  a. The Marketing and Promotion Fee shall be payable concurrently with the payment of the Royalties, and transmitted to the Franchisor in accordance with Section 11.3 above, for all Marketing and Promotion Fees for the immediately preceding month.

                  b. The Marketing and Promotion Fees will be subject to the same late charges as the Royalties, in an amount and manner set forth in Section 11.3 above.

                  c. Upon written request by the Franchisee, the Franchisor will make available to the Franchisee, no later than 120 days after the end of each fiscal year, an annual financial statement which indicates how the Marketing and Promotion Fees have been spent.

                  d. The Marketing and Promotion Fees will be administered by the Franchisor, in its sole discretion, and may be used for production and placement of point of purchase advertising, in-store signage, in-store promotions, media advertising, direct mailings, brochures, collateral material advertising, surveys of advertising effectiveness, packaging development, logo, design or other advertising or public relations expenditures relating to advertising the Franchisee's products and services.

                  e. The Franchisor may reimburse itself for independent audits, reasonable accounting, bookkeeping, reporting and legal expenses, taxes and other reasonable direct and indirect expenses as may be incurred by the Franchisor or its authorized representatives in connection with the programs funded by the Marketing and Promotion Fees. The Franchisor will not be liable for any act or omission with respect to such Marketing and Promotion Fees that is consistent with this Agreement and is done in good faith.

12.4.    REGIONAL ADVERTISING PROGRAMS.

         Although not obligated to do so, the Franchisor reserves the right to allocate up to 50% of the Marketing and Promotion Fees as may be collected in accordance with Section 12.3 above toward a regional advertising program for the benefit of ROCKY MOUNTAIN CHOCOLATE FACTORY franchisees located within a particular region. The Franchisor has the right, in its sole discretion, to determine the composition of all geographic territories and market areas for the implementation of such regional advertising and promotion campaigns and to require that the Franchisee participate in such regional advertising programs as and when they may be established by the Franchisor. If a regional advertising program is implemented on behalf of a particular region by the Franchisor, the Franchisor, to the extent reasonably calculable, will only use contributions from ROCKY MOUNTAIN CHOCOLATE FACTORY franchisees within such region for the particular regional advertising program. The Franchisor also reserves the right to establish a co-operative for a particular region to enable the co-operative to self-administer the regional advertising program. If a regional advertising co-operative is established by the Franchisor, the Franchisee agrees that it will participate in it. If the Franchisor creates a regional advertising program, either as a co-operative or otherwise, the Franchisor has the right to charge the program for the actual costs of forming and administering the program.

12.5.    MARKETING SERVICES.

         The Franchisor may, in its sole discretion, offer marketing and merchandising services to the Franchisee at rates that are competitive with those charged by third parties offering similar services. The Franchisee may utilize such services, if they are offered, at the Franchisee's option. Services offered by the Franchisor may include marketing consulting, graphic design, copywriting, advertising, public relations and merchandising consultations.

                              13. QUALITY CONTROL

13.1.    COMPLIANCE WITH OPERATIONS MANUAL.

         The Franchisee agrees to maintain and operate the ROCKY MOUNTAIN CHOCOLATE FACTORY Store in compliance with this Agreement and the standards and specifications contained in the Operations Manual, as the same may be modified from time to time by the Franchisor.

13.2.    STANDARDS AND SPECIFICATIONS.

         The Franchisor will make available to the Franchisee standards and specifications for products and services offered at or through the ROCKY MOUNTAIN CHOCOLATE FACTORY Store and specifically, for the recipes for Store Candy, display cases, uniforms, materials, forms, menu boards, items and supplies used in connection with the Store. The Franchisor reserves the right to change standards and specifications for services and products offered at or through the ROCKY MOUNTAIN CHOCOLATE FACTORY Store and for the recipes for Store Candy, display cases, uniforms, materials, forms, items and supplies used in connection with the Store upon 30 days prior written notice to the Franchisee. The Franchisee shall strictly adhere to all of the Franchisor's current standards and specifications for the ROCKY MOUNTAIN CHOCOLATE FACTORY Store as prescribed from time to time.

13.3.    INSPECTIONS.

         The Franchisor shall have the right to examine the Franchised Location, including the inventory, products, equipment, materials and supplies, to ensure compliance with all standards and specifications set by the Franchisor. The Franchisor shall conduct such inspections during regular business hours and the Franchisee may be present at such inspections. The Franchisor, however, reserves the right to conduct the inspections without prior notice to the Franchisee.

13.4.    RESTRICTIONS ON SERVICES AND PRODUCTS.

         The Franchisee will be required to purchase all of its Factory Candy for its ROCKY MOUNTAIN CHOCOLATE FACTORY Store from the Franchisor or its designee. Factory Candy shall consist of any and all varieties from time to time made available to the Franchisor's franchisees by the Franchisor and its designated suppliers. The parties hereby acknowledge the uniqueness and importance of Factory Candy being prepared by the Franchisor or its designee in order to maintain the uniformity, quality and uniqueness of Factory Candy, and therefore the Franchisor and its designees are hereby appointed the Franchisee's exclusive source of Factory Candy. The Franchisee is prohibited from offering or selling any products or services not authorized by Franchisor, including, without limitation, operating a catering or wholesale business or offering Factory Candy, Items, Store Candy or other authorized products for sale on the Internet, as part of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store. However, if the Franchisee proposes to offer, conduct or utilize any products, services, materials, forms, items or supplies for use in connection with or sale through the ROCKY MOUNTAIN CHOCOLATE FACTORY Store which are not previously approved by the Franchisor as meeting its specifications, the Franchisee shall first notify the Franchisor in writing requesting approval. The Franchisor may, in its sole discretion, for any reason whatsoever, elect to withhold such approval. In order to make such determination, the Franchisor may require submission of specifications, information, or samples of such products, services, materials, forms, items or supplies. The Franchisor will advise the Franchisee within a reasonable time whether such products, services, materials, forms, items or supplies meet its specifications.

13.5.    APPROVED SUPPLIERS.

         The Franchisee shall purchase all products, services, supplies and materials required for the operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store licensed herein, from manufacturers, suppliers or distributors designated by the Franchisor or, if there is no designated supplier for a particular product, service, supply or material, from such other suppliers who meet all of the Franchisor's specifications and standards as to quality, composition, finish, appearance and service, and who shall adequately demonstrate their capacity and facilities to supply the Franchisee's needs in the quantities, at the times, and with the reliability requisite to an efficient operation.

13.6.    REQUEST TO CHANGE SUPPLIER.

         In the event the Franchisee desires to purchase products, services, supplies or materials from manufacturers, suppliers or distributors other than those previously approved by the Franchisor, the Franchisee shall, prior to purchasing any such products, services, supplies or materials, give the Franchisor a written request by certified mail, return receipt requested, to change supplier. In the event the Franchisor rejects the Franchisee's requested new manufacturer, supplier or distributor, the Franchisor must, within 60 days of the receipt of the Franchisee's request to change supplier, notify the Franchisee of its rejection. Failure to notify the Franchisee within such time period shall not constitute approval or a waiver of objections. The Franchisor may continue from time to time to inspect any manufacturer's, supplier's, or distributor's facilities and products to assure proper production, processing, storing and transportation of products, services, supplies or materials to be purchased from the manufacturer, supplier or distributor by the Franchisee. Permission for such inspection shall be a condition of the continued approval of such manufacturer, supplier or distributor.

13.7.    APPROVAL OF INTENDED SUPPLIER.

         The Franchisor may at its sole discretion, for any reason whatsoever, elect to withhold approval of the manufacturer, supplier or distributor; however, in order to make such determination, the Franchisor may require that samples from a proposed new supplier be delivered to the Franchisor for testing prior to approval and use. A charge not to exceed the actual cost of the test may be made by the Franchisor and shall be paid by the Franchisee.

         14. TRADEMARKS, TRADE NAMES AND PROPRIETARY INTERESTS

14.1.    MARKS.

         The Franchisee hereby acknowledges that the Franchisor has the sole right to license and control the Franchisee's use of the ROCKY MOUNTAIN CHOCOLATE FACTORY service mark and other of the Marks, and that such Marks shall remain under the sole and exclusive ownership and control of the Franchisor. The Franchisee acknowledges that it has not acquired any right, title or interest in such Marks except for the right to use such Marks in the operation of its ROCKY MOUNTAIN CHOCOLATE FACTORY Store as it is governed by this Agreement. Except as permitted in the Operations Manual, the Franchisee agrees not to use any of the Marks as part of an electronic mail address, or on any sites on the Internet or World Wide Web and the Franchisee agrees not to use or register any of the Marks as a domain name on the Internet.

14.2.    NO USE OF OTHER MARKS.

         The Franchisee further agrees that no service mark other than "ROCKY MOUNTAIN CHOCOLATE FACTORY" or such other Marks as may be specified by the Franchisor shall be used in the marketing, promotion or operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store.

14.3.    LICENSED METHODS.

         The Franchisee hereby acknowledges that the Franchisor owns and controls the distinctive plan for the establishment, operation and promotion of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store and all related licensed methods of doing business, previously defined as the "LICENSED METHODS", which include, but are not limited to, gourmet chocolate specialty recipes and cooking methods, confectionery ordering, processing, manufacturing, stocking and inventory control, technical equipment standards, order fulfillment methods and customer relations, marketing techniques, written promotional materials, advertising, and accounting systems, all of which constitute trade secrets of the Franchisor, and the Franchisee acknowledges that the Franchisor has valuable rights in and to such trade secrets. The Franchisee further acknowledges that it has not acquired any right, title or interest in the Licensed Methods except for the right to use the Licensed Methods in the operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store as it is governed by this Agreement.

14.4.    EFFECT OF TERMINATION.

         In the event this Agreement is terminated for any reason, the Franchisee shall immediately cease using any of the Licensed Methods and Marks, trade names, trade dress, trade secrets, copyrights or any other symbols used to identify the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, and all rights the Franchisee had to the same shall automatically terminate. The Franchisee agrees to execute any documents of assignment as may be necessary to transfer any rights the Franchisee may possess in and to the Marks.

14.5.    MARK INFRINGEMENT.

         The Franchisee agrees to notify the Franchisor in writing of any possible infringement or illegal use by others of a trademark the same as or confusingly similar to the Marks which may come to its attention. The Franchisee acknowledges that the Franchisor shall have the right, in its sole discretion, to determine whether any action will be taken on account of any possible infringement or illegal use. The Franchisor may commence or prosecute such action in the Franchisor's own name and may join the Franchisee as a party thereto if the Franchisor determines it to be reasonably necessary for the continued protection and quality control of the Marks and Licensed Methods. The Franchisor shall bear the reasonable cost of any such action, including attorneys' fees. The Franchisee agrees to fully cooperate with the Franchisor in any such litigation.

14.6.    FRANCHISEE'S BUSINESS NAME.

         The Franchisee acknowledges that the Franchisor has a prior and superior claim to the ROCKY MOUNTAIN CHOCOLATE FACTORY trade name. The Franchisee shall not use the phrase or two or more of the words "ROCKY MOUNTAIN CHOCOLATE FACTORY" or abbreviations thereof in the legal name of its corporation, partnership or any other business entity used in conducting the business provided for in this Agreement. The Franchisee also agrees not to register or attempt to register a trade name using the phrase or two or more of the words "ROCKY MOUNTAIN CHOCOLATE FACTORY" or abbreviations thereof in the Franchisee's name or that of any other person or business entity, without the prior written consent of the Franchisor. When this Agreement is terminated, the Franchisee shall execute any assignment or other document the Franchisor requires to transfer to itself any rights the Franchisee may possess in a trade name utilizing any or all of the words "ROCKY MOUNTAIN CHOCOLATE FACTORY," any abbreviations thereof or any other Mark owned by the Franchisor. The Franchisee further agrees that it will not identify itself as being "Rocky Mountain Chocolate Factory, Inc." or as being associated with the Franchisor in any manner other than as a franchisee or licensee. The Franchisee further agrees that in all advertising and promotion and promotional materials it will display its business name only in obvious conjunction with the phrase "ROCKY MOUNTAIN CHOCOLATE FACTORY Licensee" or "ROCKY MOUNTAIN CHOCOLATE FACTORY Franchisee" or with such other words and in such other phrases as may from time to time be prescribed in the Operations Manual, in the Franchisor's sole discretion.

14.7.    CHANGE OF MARKS.

         In the event that the Franchisor, in its sole discretion, shall determine it necessary to modify or discontinue use of any proprietary Marks, or to develop additional or substitute marks, the Franchisee shall, within a reasonable time after receipt of written notice of such a modification or discontinuation from the Franchisor, take such action, at the Franchisee's sole expense, as may be necessary to comply with such modification, discontinuation, addition or substitution.

14.8.    CREATIVE OWNERSHIP.

         All copyrightable works created by the Franchisee or any of its owners, officers or employees in connection with the Store shall be the sole property of the Franchisor. The Franchisee assigns all proprietary rights, including copyrights, in these works to the Franchisor without additional consideration. The Franchisee hereby assigns and will execute such additional assignments or documentation to effectuate the assignment of all intellectual property, inventions, copyrights and trade secrets developed in part or in whole in relation to the Store, during the term of this Agreement, as the Franchisor may deem necessary in order to enable it, at its expense, to apply for, prosecute and obtain copyrights, patents or other proprietary rights in the United States and in foreign countries or in order to transfer to the Franchisor all right, title, and interest in said property. The Franchisee shall promptly disclose to the Franchisor all inventions, discoveries, improvements, recipes, creations, patents, copyrights, trademarks and confidential information relating to the Store which it or any of its owners, officers or employees has made or may make solely, jointly or commonly with others and shall promptly create a written record of the same. In addition to the foregoing, the Franchisee acknowledges and agrees that any improvements or modifications, whether or not copyrightable, directly or indirectly related to the Store, shall be deemed to be a part of the Licensed Methods and shall inure to the benefit of the Franchisor.

                 15. REPORTS, RECORDS AND FINANCIAL STATEMENTS

15.1.    FRANCHISEE REPORTS.

         The Franchisee shall establish and maintain at its own expense a bookkeeping and accounting system which conforms to the specifications which the Franchisor may prescribe from time to time, including the Franchisor's current "Standard Code of Accounts" as described in the Operations Manual. The Franchisee shall supply to the Franchisor such reports in a manner and form as the Franchisor may from time to time reasonably require, including:

                  a. Monthly summary reports, in a form as may be prescribed by the Franchisor, mailed to the Franchisor postmarked no later than the 15th day of the month and containing information relative to the previous month's operations; and

                  b. Quarterly financial statements, prepared in accordance with generally accepted accounting principles ("GAAP"), and consisting of a profit and loss statement and balance sheet for the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, mailed to the Franchisor postmarked no later than the 15th day following the end of the calendar quarter, based on operating results of the prior quarter, which shall be submitted in a form approved by the Franchisor and shall be certified by the Franchisee to be correct.

The Franchisor reserves the right to disclose data derived from such reports, without identifying the Franchisee, except to the extent identification of the Franchisee is required by law.

15.2.    ANNUAL FINANCIAL STATEMENTS.

         The Franchisee shall, within 90 days after the end of its fiscal year, provide to the Franchisor annual unaudited financial statements, compiled or reviewed by an independent certified public accountant acceptable to and approved by the Franchisor and prepared in accordance with GAAP, and state and federal income tax returns prepared by a certified public accountant. If these financial statements or tax returns show an underpayment of any amounts owed to the Franchisor, these amounts shall be paid to the Franchisor concurrently with the submission of the statements or returns.

15.3.    VERIFICATION.

         Each report and financial statement to be submitted to the Franchisor hereunder shall be signed and verified by the Franchisee.

15.4.    BOOKS AND RECORDS.

         The Franchisee shall maintain all books and records for its ROCKY MOUNTAIN CHOCOLATE FACTORY Store in accordance with GAAP, consistently applied, and preserve these records for at least five years after the fiscal year to which they relate.

15.5.    AUDIT OF BOOKS AND RECORDS.

         The Franchisee shall permit the Franchisor to inspect and audit the books and records of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store at any reasonable time, at the Franchisor's expense. If any audit discloses a deficiency in amounts for payments owed to the Franchisor pursuant to this Agreement, then such amounts shall become immediately payable to the Franchisor by the Franchisee, with interest from the date such payments were due at the lesser of 1 1/2% per month or the maximum rate allowed by law. In addition, if it is found by such audit that the Gross Retail Sales of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store have been understated by five percent (5%) or more during the period audited, the Franchisee shall pay all reasonable costs and expenses the Franchisor incurred in connection with such audit.

15.6.    FAILURE TO COMPLY WITH REPORTING REQUIREMENTS.

         If the Franchisee fails to prepare and submit any statement or report as required under this Article 15, then the Franchisor shall have the right to treat the Franchisee's failure as good cause for termination of this Agreement. In addition to all other remedies available to the Franchisor, in the event that the Franchisee fails to prepare and submit any statement or report required under this Article 15 for two consecutive reporting periods, the Franchisor shall be entitled to make an audit, at the expense of the Franchisee, of the Franchisee's books, records and accounts, including the Franchisee's bank accounts, which in any way pertain to the Gross Retail Sales or the Adjusted Gross Retail Sales of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store. The statements or reports not previously submitted shall be prepared by or under the direction and supervision of an independent certified public accountant selected by the Franchisor.

15.7.    SHOPPING SERVICE.

         The Franchisor reserves the right to use third party shopping services from time to time to evaluate the conduct of the Franchisee's ROCKY MOUNTAIN CHOCOLATE FACTORY Store, including such things as customer service, cleanliness, merchandising and proper use of registers. The Franchisor may use such shopping services to inspect the Franchisee's ROCKY MOUNTAIN CHOCOLATE FACTORY Store at any time at the Franchisor's expense, without prior notification to the Franchisee. The Franchisor may make the results of any such service evaluation available to the Franchisee, in the Franchisor's sole discretion.

                                  16. TRANSFER

16.1.    TRANSFER BY FRANCHISEE.

         The franchise granted herein is personal to the Franchisee and, except as stated below, the Franchisor shall not allow or permit any transfer, assignment, subfranchise or conveyance of this Agreement or any interest hereunder. As used in this Agreement, the term "TRANSFER" includes the Franchisee's voluntary, involuntary, direct or indirect assignment, sale, gift or other disposition of any interest in: (1) this Agreement; (2) the Franchisee entity; (3) the Store governed by this Agreement; or (4) all or a substantial portion of the assets of the Store.

16.2.    PRE-CONDITIONS TO FRANCHISEE'S TRANSFER.

         The Franchisee shall not engage in a transfer unless the Franchisee obtains the Franchisor's written consent and the Franchisee and the proposed transferee comply with the following requirements:

                  a. All amounts due and owing pursuant to this Agreement by the Franchisee to the Franchisor or its affiliates or to third parties whose debts or obligations the Franchisor has guaranteed on behalf of the Franchisee, if any, are paid in full;

                  b. The proposed transferee agrees to operate the Store as a ROCKY MOUNTAIN CHOCOLATE FACTORY Store and agrees to satisfactorily complete the initial training program described in this Agreement, which training must be completed to the Franchisor's satisfaction prior to the effectiveness of the transfer;

                  c. The proposed transferee agrees to execute the then current form of Franchise Agreement which shall supersede this Agreement in all respects. If a new Franchise Agreement is signed, the terms thereof may differ from the terms of this Agreement; provided, however, the transferee will not be required to pay any initial franchise fee;

                  d. The Franchisee provides written notice to the Franchisor 30 days' prior to the proposed effective date of the transfer, and includes information reasonably detailed to enable the Franchisor to evaluate the terms and conditions of the proposed transfer and which at a minimum includes a written offer from the proposed transferee;

                  e. The proposed transferee provides information to the Franchisor sufficient for the Franchisor to assess the proposed transferee's business experience, aptitude and financial qualification, and the Franchisor approves the proposed transferee as a franchisee;

                  f. The Franchisee executes a general release, in a form satisfactory to the Franchisor, of any and all claims against the Franchisor, its affiliates and their respective officers, directors, employees and agents;

                  g. The Franchisee or the proposed transferee pay a nonrefundable transfer fee of $2,500 before the proposed transferee attends the initial training program; provided, however, that no transfer fee will be charged for a transfer by the Franchisee to a corporation wholly-owned by the Franchisee, between partners of a partnership Franchisee or to a spouse of a Franchisee upon the death or disability of the Franchisee;

                  h. The Franchisee remodels the Store and upgrades equipment, including installing the Franchisor's then current System, fixtures, furnishings and signage, if the Franchisor so requires; and

                  i. The Franchisee agrees to abide by all post-termination covenants set forth herein, including, without limitation, the covenant not to compete in Section 20.2 below.

16.3.    FRANCHISOR'S APPROVAL OF TRANSFER.

         The Franchisor has 30 days from the date of the written notice to approve or disapprove in writing, of the Franchisee's proposed transfer, which approval shall not be unreasonably withheld. The Franchisee acknowledges that the proposed transferee shall be evaluated for approval by the Franchisor based on the same criteria as is currently being used to assess new franchisees of the Franchisor and that the Franchisor shall provide such proposed transferee, if appropriate, with such disclosures as may be required by state or federal law. If the Franchisee and its proposed transferee comply with all conditions for transfer set forth herein and the Franchisor has not given the Franchisee notice of its approval or disapproval within such period, approval is deemed granted.

16.4.    RIGHT OF FIRST REFUSAL.

         In the event the Franchisee wishes to engage in a transfer, the Franchisee agrees to grant to the Franchisor a 30 day right of first refusal to purchase such rights, interest or assets on the same terms and conditions as are contained in the written notice set forth in Section 16.2.d; provided, however, the following additional terms and conditions shall apply:

                  a. The 30 day right of first refusal period will run concurrently with the period in which the Franchisor has to approve or disapprove the proposed transferee;

                  b. The right of first refusal will be effective for each proposed transfer and any material change in the terms or conditions of the proposed transfer shall be deemed a separate offer on which the Franchisor shall have a new 30 day right of first refusal;

                  c. If the consideration or manner of payment offered by a proposed transferee is such that the Franchisor may not reasonably be required to furnish the same, then the Franchisor may purchase the interest which is proposed to be sold for the reasonable cash equivalent. If the parties cannot agree within a reasonable time on the cash consideration, each of the Franchisor and the Franchisee shall designate an independent appraiser who, in turn, shall designate a third independent appraiser. The third appraiser's determination will be binding upon the parties. All expenses of the appraiser shall be paid for equally between the Franchisor and the Franchisee; and

                  d. If the Franchisor chooses not to exercise its right of first refusal, the Franchisee shall be free to complete the transfer subject to compliance with Sections 16.2 and 16.3 above. Absence of a reply to the Franchisee's notice of a proposed transfer within the 30-day period may be deemed a waiver of such right of first refusal.

16.5.    TYPES OF TRANSFERS.

         The Franchisee acknowledges that the Franchisor's right to approve or disapprove of a proposed transfer as provided for above, shall apply (1) if the Franchisee is a partnership, corporation or other business association, (i) to the addition or deletion of a partner, shareholder or members of the association or the transfer of any ownership interest among existing partners, shareholders or members; (ii) to any proposed transfer of 25% or more of the interest (whether stock, partnership interest or membership interest) to a third party, whether such transfer occurs in a single transaction or several transactions; and (2) if the Franchisee is an individual, to the transfer from such individual or individuals to a corporation or other entity controlled by them, in which case the Franchisor's approval will be conditioned upon: (i) the continuing personal guarantee of the individual (or individuals) for the performance of obligations under this Agreement; and (ii) a limitation on the corporation's or other entity's business activity to that of operating the ROCKY MOUNTAIN CHOCOLATE FACTORY Store and related activities provided that with respect to such transfer, the Franchisor's right of first refusal to purchase shall not apply and the Franchisor will not charge any transfer fee.

16.6. TRANSFER BY THE FRANCHISOR.

         This Agreement is fully assignable by the Franchisor and shall inure to the benefit of any assignee or other legal successor in interest, and the Franchisor shall in such event be fully released from the same.

16.7.    FRANCHISEE'S DEATH OR DISABILITY.

         Upon the death or permanent disability of the Franchisee (or individual owning 25% or more of, or controlling the Franchisee entity), the personal representative of such person shall transfer the Franchisee's interest in this Agreement or such interest in the Franchisee entity to an approved third party. Such disposition of this Agreement or such interest (including, without limitation, transfer by bequest or inheritance) shall be completed within a reasonable time, not to exceed 120 days from the date of death or permanent disability (unless extended by probate proceedings), and shall be subject to all terms and conditions applicable to transfers contained in this Article 16. Provided, however, that for purposes of this Section 16.7, there shall be no transfer fee charged by the Franchisor. Failure to transfer the interest within said period of time shall constitute a breach of this Agreement. For the purposes hereof, the term "PERMANENT DISABILITY" shall mean a mental or physical disability, impairment or condition that is reasonably expected to prevent or actually does prevent the Franchisee (or the owner of 25% or more of, or controlling, the Franchisee entity) from supervising the management and operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store for a period of 120 days from the onset of such disability, impairment or condition.

                            17. TERM AND EXPIRATION

17.1.    TERM.

         The term of this Agreement begins on the date this Agreement is fully executed and ends ten years later, unless sooner terminated as provided herein.

17.2.    CONTINUATION.

         If, for any reason, the Franchisee continues to operate the Store beyond the term of this Agreement or any subsequent renewal period, it shall be deemed to be on a month-to-month basis under the terms of this Agreement and subject to termination upon 30 days notice or as required by law. If said holdover period exceeds 90 days, this Agreement is subject to immediate termination unless applicable law requires a longer period. Upon termination after any holdover period, the Franchisee and those in active concert with the Franchisee, including family members, officers, directors, partners and managing agents, are subject to the terms of Articles 20 and 22 and Section 18.5 of this Agreement and all other applicable post-termination obligations contained in this Agreement.

17.3.    RIGHTS UPON EXPIRATION.

         At the end of the initial term hereof the Franchisee shall have the option to renew its franchise rights for one additional ten year term, by acquiring successor franchise rights, if the Franchisor does not exercise its right not to offer a successor franchise in accordance with Section 17.5 below and if the Franchisee:

                  a. At least 30 days prior to expiration of the term, executes the form of Franchise Agreement then in use by the Franchisor;

                  b. Has complied with all provisions of this Agreement during the current term, including the payment on a timely basis of all Royalties and other fees due hereunder. "COMPLIANCE" shall mean, at a minimum, that the Franchisee has not received any written notification from the Franchisor of breach hereunder more than four times during the term hereof;

                  c. Upgrades and/or remodels the ROCKY MOUNTAIN CHOCOLATE FACTORY Store and its operations at the Franchisee's sole expense (the necessity of which shall be in the sole discretion of the Franchisor) to conform with the then current Operations Manual;

                  d. Executes a general release, in a form satisfactory to the Franchisor, of any and all claims against the Franchisor and its affiliates, and their respective officers, directors, employees and agents arising out of or relating to this Agreement; and

                  e. Pays a successor franchise fee of $100.

17.4.    EXERCISE OF OPTION FOR SUCCESSOR FRANCHISE.

         The Franchisee may exercise its option for a successor franchise by giving written notice of such exercise to the Franchisor not less than 90 days prior to the scheduled expiration of this Agreement. If the Franchisee fails to provide such notice to the Franchisor within the time frame set forth in the preceding sentence, but notifies the Franchisor of its desire to obtain a successor franchise prior to the expiration of the then-current term of this Agreement, the Franchisee shall pay the Franchisor a penalty of $1,000 for every 30-day period that the Franchisee was late, plus attorneys' and administrative fees and expenses attributable to such late renewal. The Franchisee's successor franchise rights shall become effective by signing the Franchise Agreement then currently being offered to new franchisees of the Franchisor.

17.5.    CONDITIONS OF REFUSAL.

         The Franchisor shall not be obligated to offer the Franchisee a successor franchise upon the expiration of this Agreement if the Franchisee fails to comply with any of the above conditions of renewal. In such event, except for failure to execute the then current Franchise Agreement or pay the successor franchise fee, the Franchisor shall give notice of expiration at least 180 days prior to the expiration of the term, and such notice shall set forth the reasons for such refusal to offer successor franchise rights. Upon the expiration of this Agreement, the Franchisee shall comply with the provisions of
Section 18.5 below.

                          18. DEFAULT AND TERMINATION

18.1.    TERMINATION BY FRANCHISOR - EFFECTIVE UPON NOTICE.

         The Franchisor shall have the right, at its option, to terminate this Agreement and all rights granted the Franchisee hereunder, without affording the Franchisee any opportunity to cure any default (subject to any state laws to the contrary, where state law shall prevail), effective upon receipt of notice by the Franchisee, addressed as provided in Section 22.12, upon the occurrence of any of the following events:

                  a. ABANDONMENT. If the Franchisee ceases to operate the ROCKY MOUNTAIN CHOCOLATE FACTORY Store or otherwise abandons the ROCKY MOUNTAIN CHOCOLATE FACTORY Store for a period of five consecutive days, or any shorter period that indicates an intent by the Franchisee to discontinue operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, unless and only to the extent that full operation of the ROCKY

         MOUNTAIN CHOCOLATE FACTORY Store is suspended or terminated due to fire, flood, earthquake or other similar causes beyond the Franchisee's control and not related to the availability of funds to the Franchisee;

                  b. INSOLVENCY; ASSIGNMENTS. If the Franchisee becomes insolvent or is adjudicated a bankrupt; or any action is taken by the Franchisee, or by others against the Franchisee under any insolvency, bankruptcy or reorganization act, (this provision may not be enforceable under federal bankruptcy law, 11 U.S.C. Sections 101 et seq.), or if the Franchisee makes an assignment for the benefit of creditors, or a receiver is appointed by the Franchisee;

                  c. UNSATISFIED JUDGMENTS; LEVY; FORECLOSURE. If any material judgment (or several judgments which in the aggregate are material) is obtained against the Franchisee and remains unsatisfied or of record for 30 days or longer (unless a supersedeas or other appeal bond has been filed); or if execution is levied against the Franchisee's business or any of the property used in the operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store and is not discharged within five days; or if the real or personal property of the Franchisee's business shall be sold after levy thereupon by any sheriff, marshal or constable;

                  d. CRIMINAL CONVICTION. If the Franchisee is convicted of a felony, a crime involving moral turpitude, or any crime or offense that is reasonably likely, in the sole opinion of the Franchisor, to materially and unfavorably affect the Licensed Methods, Marks, goodwill or reputation thereof;

                  e. FAILURE TO MAKE PAYMENTS. If the Franchisee fails to pay any amounts due the Franchisor or affiliates, including any amounts which may be due as a result of any subleases or lease assignments between the Franchisee and the Franchisor, within 10 days after receiving notice that such fees or amounts are overdue;

                  f. MISUSE OF MARKS. If the Franchisee misuses or fails to follow the Franchisor's directions and guidelines concerning use of the Franchisor's Marks and fails to correct the misuse or failure within ten days after notification from the Franchisor;

                  g. UNAUTHORIZED DISCLOSURE. If the Franchisee intentionally or negligently discloses to any unauthorized person the contents of or any part of the Franchisor's Operations Manual or any other trade secrets or confidential information of the Franchisor;

                  h. REPEATED NONCOMPLIANCE. If the Franchisee has received two previous notices of default from the Franchisor and is again in default of this Agreement at any time during the term of this Agreement, regardless of whether the previous defaults were cured by the Franchisee; or

                  i. UNAUTHORIZED TRANSFER. If the Franchisee sells, transfers or otherwise assigns the Franchise, an interest in the Franchise or the Franchisee entity, this Agreement, the ROCKY MOUNTAIN CHOCOLATE FACTORY Store or a substantial portion of the assets of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store owned by the Franchisee without complying with the provisions of Article 16 above.

18.2.    TERMINATION BY FRANCHISOR - THIRTY DAYS NOTICE.

         The Franchisor shall have the right to terminate this Agreement (subject to any state laws to the contrary, where state law shall prevail), effective upon 30 days written notice to the Franchisee, if the

Franchisee breaches any other provision of this Agreement and fails to cure the default during such 30-day period. In that event, this Agreement will terminate without further notice to the Franchisee, effective upon expiration of the 30-day period. Defaults shall include, but not be limited to, the following:

                  a. FAILURE TO MAINTAIN STANDARDS. The Franchisee fails to maintain the then-current operating procedures and adhere to the specifications and standards established by the Franchisor as set forth herein or in the Operations Manual or otherwise communicated to the Franchisee;

                  b. DECEPTIVE PRACTICES. The Franchisee engages in any unauthorized business or practice or sells any unauthorized product or service under the Franchisor's Marks or under a name or mark which is confusingly similar to the Franchisor's Marks;

                  c. FAILURE TO OBTAIN CONSENT. The Franchisee fails, refuses or neglects to obtain the Franchisor's prior written approval or consent as required by this Agreement;

                  d. FAILURE TO COMPLY WITH MANUAL. The Franchisee fails or refuses to comply with the then-current requirements of the Operations Manual; or

                  e. BREACH OF RELATED AGREEMENT. The Franchisee defaults under any term of the lease, sublease or lease assignment for the Franchised Location, any equipment lease or any other agreement material to the ROCKY MOUNTAIN CHOCOLATE FACTORY Store or any other Franchise Agreement between the Franchisor and the Franchisee and such default is not cured within the time specified in such lease, sublease, other agreement or other Franchise Agreement. Provided, however, so long as financing from the United States Small Business Administration remains outstanding, the Franchisee will be given the same opportunity to cure defaults under any agreement between the Franchisor or its affiliates and the Franchisee, as the Franchisee is given under this Agreement

Notwithstanding the foregoing, if the breach is curable, but is of a nature which cannot be reasonably cured within such 30-day period and the Franchisee has commenced and is continuing to make good faith efforts to cure the breach during such 30-day period, the Franchisee shall be given an additional reasonable period of time to cure the same, and this Agreement shall not automatically terminate without written notice from the Franchisor.

18.3.    FRANCHISOR'S REMEDIES.

                  a. FAILURE TO PAY. In addition to all other remedies that may be exercised by the Franchisor upon a default by the Franchisee under the terms of this Agreement, the Franchisor reserves the right to collect amounts due from the Franchisee to any third party and to pay the third party directly. If the Franchisor collects any such amounts, the Franchisor may, in its sole discretion, charge the Franchisee an administrative fee to reimburse the Franchisor for its costs of collecting and paying such amounts. Any administrative fee charged would not exceed 15% of the total amount of money collected. Additionally, in the event this Agreement is terminated by the Franchisor prior to its expiration as set forth in Sections 18.1 or
         18.2 above, the Franchisee acknowledges and agrees that in addition to all other available remedies, the Franchisor shall have the right to recover lost future Royalties during any period in which the Franchisee fails to pay such Royalties through and including the remainder of the then current term of this Agreement.

                  b. LIQUIDATED DAMAGES. Franchisee acknowledges that, if there is any act in violation of Sections 18.1 or 18.2 of this Agreement, it will be impossible to determine with specificity the damage to Franchisor. Therefore, for purposes of this Agreement, as liquidated damages and not as a penalty, for each day that Franchisee is in violation of Sections 18.1 or 18.2 of this Agreement, Franchisee shall pay to Franchisor the sum of $500.

18.4.    RIGHT TO PURCHASE.

         Upon termination or expiration of this Agreement for any reason, the Franchisor shall have the option to purchase some or all of the assets of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, which may include, at the Franchisor's option, all of the Franchisee's interest, if any, in and to the real estate upon which the ROCKY MOUNTAIN CHOCOLATE FACTORY Store is located, and all buildings and other improvements thereon, including leasehold interests, at fair market value, less any amount apportioned to the goodwill of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store which is attributable to the Franchisor's Marks and Licensed Methods, and less any amounts owed to the Franchisor by the Franchisee. The following additional terms shall apply to the Franchisor's exercise of this option:

                  a. The Franchisor's option hereunder shall be exercisable by providing the Franchisee with written notice of its intention to exercise the option given to the Franchisee no later than the effective date of termination, in the case of termination, or at least 90 days prior to the expiration of the term of the franchise, in the case of non-renewal. Such notice shall include a description of the assets the Franchisor will purchase.

                  b. In the event that the Franchisor and the Franchisee cannot agree to a fair market value for the assets of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, then the fair market value shall be determined by an independent third party appraisal. The Franchisor and the Franchisee shall each select one independent, qualified appraiser, and the two so selected shall select a third appraiser, all three to determine the fair market value of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store. The purchase price shall be the median of the fair market values as determined by the three appraisers.

                  c. The Franchisor and the Franchisee agree that the terms and conditions of this right and option to purchase may be recorded, if deemed appropriate by the Franchisor, in the real property records and the Franchisor and the Franchisee further agree to execute such additional documentation as may be necessary and appropriate to effectuate such recording.

         The closing for the purchase of the assets of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store will take place no later than 60 days after the termination or nonrenewal date. The Franchisor will pay the purchase price in full at the closing, or, at its option, in five equal consecutive monthly installments with interest at a rate of 10% per annum. The Franchisee must sign all documents of assignment and transfer as are reasonably necessary for purchase of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store by the Franchisor.

         In the event that the Franchisor does not exercise the Franchisor's right to purchase the assets of the Franchisee's ROCKY MOUNTAIN CHOCOLATE FACTORY Store as set forth above, the Franchisee will be free to keep or to sell, after such termination or expiration, to any third party, all of the assets of its ROCKY MOUNTAIN CHOCOLATE FACTORY Store; provided, however, that all appearances of the Marks are first removed in a manner approved in writing by the Franchisor. The Franchisor will only be obligated to purchase any assets of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store in the event and to the extent it is required by applicable state or federal law.

18.5.    OBLIGATIONS OF FRANCHISEE UPON TERMINATION OR EXPIRATION.

         The Franchisee is obligated upon termination or expiration of this Agreement to immediately:

                  a. Pay to the Franchisor all Royalties, other fees, and any and all amounts or accounts payable then owed the Franchisor or its affiliates pursuant to this Agreement, or pursuant to any other agreement, whether written or oral, including subleases and lease assignments, between the parties;

                  b. Cease to identify itself as a ROCKY MOUNTAIN CHOCOLATE FACTORY Franchisee or publicly identify itself as a former Franchisee or use any of the Franchisor's trade secrets, signs, symbols, devices, trade names, trademarks, or other materials.

                  c. Immediately cease to identify the Franchised Location as being, or having been, associated with the Franchisor, and immediately cease using any proprietary mark of the Franchisor or any mark in any way associated with the ROCKY MOUNTAIN CHOCOLATE FACTORY Marks and Licensed Methods;

                  d. Deliver to the Franchisor all Factory Candy, Store Candy and Items of inventory that bear the ROCKY MOUNTAIN CHOCOLATE FACTORY trade name or logo, signs, sign-faces, advertising materials, forms and other materials bearing any of the Marks or otherwise identified with the Franchisor and obtained by and in connection with this Agreement;

                  e. Immediately deliver to the Franchisor the Operations Manual and all other information, documents and copies thereof which are proprietary to the Franchisor;

                  f. Promptly take such action as may be required to cancel all fictitious or assumed names or equivalent registrations relating to its use of any Marks which are under the exclusive control of the Franchisor or, at the option of the Franchisor, assign the same to the Franchisor;

                  g. Notify the telephone company and all telephone directory publishers of the termination or expiration of the Franchisee's right to use any telephone number and any regular, classified or other telephone directory listings associated with any Mark and to authorize transfer thereof to the Franchisor or its designee. The Franchisee acknowledges that, as between the Franchisee and the Franchisor, the Franchisor has the sole rights to and interest in all telephone, telecopy or facsimile machine numbers and directory listings associated with any Mark. The Franchisee authorizes the Franchisor, and hereby appoints the Franchisor and any of its officers as the Franchisee's attorney-in-fact, to direct the telephone company and all telephone directory publishers to transfer any telephone, telecopy or facsimile machine numbers and directory listings relating to the ROCKY MOUNTAIN CHOCOLATE FACTORY Store to the Franchisor or its designee, should the Franchisee fail or refuse to do so, and the telephone company and all telephone directory publishers may accept such direction or this Agreement as conclusive of the Franchisor's exclusive rights in such telephone numbers and directory listings and the Franchisor's authority to direct their transfer;

                  h. Abide by all restrictive covenants set forth in Article 20 of this Agreement;

                  i. Sign a general release, in a form satisfactory to the Franchisor, of any and all claims against the Franchisor, its affiliates and their respective officers, directors, employees and agents; and

                  j. If applicable, take such action as may be required to remove from the Internet all sites referring to the Franchisee's former ROCKY MOUNTAIN CHOCOLATE FACTORY Store or any of the Marks and to cancel or assign to the Franchisor, in the Franchisor's sole discretion, all rights to any domain names for any sites on the Internet that refer to the Franchisee's former ROCKY MOUNTAIN CHOCOLATE FACTORY Store or any of the Marks.

18.6.    STATE AND FEDERAL LAW.

         THE PARTIES ACKNOWLEDGE THAT IN THE EVENT THE TERMS OF THIS AGREEMENT REGARDING TERMINATION OR EXPIRATION ARE INCONSISTENT WITH APPLICABLE STATE OR FEDERAL LAW, SUCH LAW SHALL GOVERN THE FRANCHISEE'S RIGHTS REGARDING TERMINATION OR EXPIRATION OF THIS AGREEMENT.

                  19. BUSINESS RELATIONSHIP

19.1.    INDEPENDENT BUSINESSPERSONS.

         The parties agree that each of them are independent businesspersons, that their only relationship is by virtue of this Agreement and that no fiduciary relationship is created hereunder. Neither party is liable or responsible for the other's debts or obligations, nor shall either party be obligated for any damages to any person or property directly or indirectly arising out of the operation of the other party's business authorized by or conducted pursuant to this Agreement. The Franchisor and the Franchisee agree that neither of them will hold themselves out to be the agent, employer or partner of the other and that neither of them has the authority to bind or incur liability on behalf of the other.

19.2.    PAYMENT OF THIRD PARTY OBLIGATIONS.

         The Franchisor shall have no liability for the Franchisee's obligations to pay any third parties, including without limitation, any product vendors, or any sales, use, service, occupation, excise, gross receipts, income, property or other tax levied upon the Franchisee, the Franchisee's property, the ROCKY MOUNTAIN CHOCOLATE FACTORY Store or upon the Franchisor in connection with the sales made or business conducted by the Franchisee (except any taxes the Franchisor is required by law to collect from the Franchisee with respect to purchases from the Franchisor).

19.3.    INDEMNIFICATION.

         The Franchisee agrees to indemnify, defend and hold harmless the Franchisor, its subsidiaries and affiliates, and their respective shareholders, directors, officers, employees, agents, successors and assignees, (the "INDEMNIFIED PARTIES") against, and to reimburse them for all claims, obligations and damages described in this Section 19.3, any and all third party obligations described in Section 19.2 and any and all claims and liabilities directly or indirectly arising out of the operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store or arising out of the use of the Marks and Licensed Methods in any manner not in accordance with this Agreement. For purposes of this indemnification, claims shall mean and include all obligations, actual and consequential damages and costs reasonably incurred in the defense of any claim against the Indemnified Parties, including, without limitation, reasonable accountants', attorneys' and expert witness fees, costs of investigation and proof of facts, court costs, other litigation expenses and travel and living expenses. The Franchisor shall have the right to defend any such claim against it. This indemnity shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

                           20. RESTRICTIVE COVENANTS

20.1.    NON-COMPETITION DURING TERM.

         The Franchisee acknowledges that, in addition to the license of the Marks hereunder, the Franchisor has also licensed commercially valuable information which comprises and is a part of the Licensed Methods, including without limitation, recipes, operations, marketing, advertising and related information and materials and that the value of this information derives not only from the time, effort and money which went into its compilation, but from the usage of the same by all the franchisees of the Franchisor using the Marks and Licensed Methods. The Franchisee therefore agrees that other than the ROCKY MOUNTAIN CHOCOLATE FACTORY Store licensed herein, neither the Franchisee nor any of the Franchisee's officers, directors, shareholders or partners, nor any member of his or their immediate families, shall during the term of this
Agreement:

                  a. have any direct or indirect controlling interest as a disclosed or beneficial owner in a "Competitive Business" as defined below;

                  b. perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for a Competitive Business; or

                  c. divert or attempt to divert any business related to, or any customer or account of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, the Franchisor's business or any other ROCKY MOUNTAIN CHOCOLATE FACTORY franchisee's business, by direct inducement or otherwise, or divert or attempt to divert the employment of any employee of the Franchisor or another franchisee licensed by the Franchisor to use the Marks and Licensed Methods, to any Competitive Business by any direct inducement or otherwise.

The term "COMPETITIVE BUSINESS" as used in this Agreement shall mean any business operating, or granting franchises or licenses to others to operate, a retail, wholesale, distribution or manufacturing business deriving more than 10% of its gross receipts from the sale, processing or manufacturing of chocolate candies and other non-chocolate confectionery items, Items or other products which are offered in ROCKY MOUNTAIN CHOCOLATE FACTORY Stores and which constitute 10% or more of the Gross Retail Sales of any ROCKY MOUNTAIN CHOCOLATE FACTORY Store; provided, however, the Franchisee shall not be prohibited from owning securities in a Competitive Business if such securities are listed on a stock exchange or traded on the over-the-counter market and represent 5% or less of that class of securities issued and outstanding.

20.2.    POST-TERMINATION COVENANT NOT TO COMPETE.

         Upon termination or expiration of this Agreement for any reason, the Franchisee and its officers, directors, shareholders, and/or partners agree that, for a period of two years commencing on the effective date of termination or expiration, or the date on which the Franchisee ceases to conduct business, whichever is later, neither Franchisee nor its officers, directors, shareholders, and/or partners shall have any direct or indirect interest (through a member of any immediate family of the Franchisee or its Owners or otherwise) as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent or in any other capacity in any Competitive Business, defined in Section 20.1 above, located or operating within a 10-mile radius of the Franchised Location or within a 10-mile radius of any other franchised or company-owned ROCKY MOUNTAIN CHOCOLATE FACTORY Store. The restrictions of this Section shall not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market that represent 5% or less of the number of shares of that class of securities issued and outstanding. The Franchisee and its officers, directors, shareholders, and/or partners expressly acknowledge that they possess skills and abilities of a general nature and have other opportunities for exploiting such skills. Consequently, enforcement of the covenants made in this Section will not deprive them of their personal goodwill or ability to earn a living.

20.3.    CONFIDENTIALITY OF PROPRIETARY INFORMATION.

         The Franchisee shall treat all information it receives which comprises or is a part of the Licensed Methods licensed hereunder as proprietary and confidential and will not use such information in an unauthorized manner or disclose the same to any unauthorized person without first obtaining the Franchisor's written consent. The Franchisee acknowledges that the Marks and the Licensed Methods have valuable goodwill attached to them, that the protection and maintenance thereof is essential to the Franchisor and that any unauthorized use or disclosure of the Marks and Licensed Methods will result in irreparable harm to the Franchisor.

20.4.    CONFIDENTIALITY AGREEMENT.

         The Franchisor requires that the Franchisee cause each of its officers, directors, partners, shareholders, and General Manager, and, if the Franchisee is an individual, immediate family members, to execute a confidentiality and noncompetition agreement containing the above restrictions, in the form attached hereto as Exhibit VI and incorporated herein by reference.

                                 21. INSURANCE

21.1.    INSURANCE COVERAGE.

         The Franchisee shall procure, maintain and provide evidence of (i) comprehensive general liability insurance for the Franchised Location and its operations with a limit of not less than $1,000,000 combined single limit, or such greater limit as may be required as part of any lease agreement for the Franchised Location; (ii) automobile liability insurance covering all employees of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store with authority to operate a motor vehicle in an amount not less than $1,000,000 or, with the prior written consent of the Franchisor, such lesser amount as may be available at a commercially reasonable rate, but in no event less than any statutorily imposed minimum coverage; (iii) unemployment and worker's compensation insurance with a broad form all-states endorsement coverage sufficient to meet the requirements of the law; and (iv) all-risk personal property insurance in an amount equal to at least 100% of the replacement costs of the contents and tenant improvements located at the ROCKY MOUNTAIN CHOCOLATE FACTORY Store. All of the required policies of insurance shall name the Franchisor as an additional named insured and shall provide for a 30-day advance written notice to the Franchisor of cancellation.

21.2.    PROOF OF INSURANCE COVERAGE.

         The Franchisee will provide proof of insurance to the Franchisor prior to commencement of operations at its ROCKY MOUNTAIN CHOCOLATE FACTORY Store. This proof will show that the insurer has been authorized to inform the Franchisor in the event any policies lapse or are cancelled. The Franchisor has the right to change the minimum amount of insurance the Franchisee is required to maintain by giving the Franchisee prior reasonable notice, giving due consideration to what is reasonable and customary in the similar business. The Franchisee's failure to comply with the insurance provisions set forth herein shall be deemed a material breach of this Agreement. In the event of any lapse in insurance coverage, in addition to all other remedies, the Franchisor shall have the right to demand that the Franchisee cease operations of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store until coverage is reinstated, or, in the alternative, pay any delinquencies in premium payments and charge the same back to the Franchisee.

                          22. MISCELLANEOUS PROVISIONS

22.1.    GOVERNING LAW/CONSENT TO VENUE AND JURISDICTION.

         Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. Sections 1051 et seq.) or other federal law, this Agreement shall be interpreted under the laws of the state of Colorado and any disputes between the parties shall be governed by and determined in accordance with the substantive laws of the state of Colorado, which laws shall prevail in the event of any conflict of law. The Franchisee and the Franchisor have negotiated regarding a forum in which to resolve any disputes that may arise between them and have agreed to select a forum in order to promote stability in their relationship. Therefore, if a claim is asserted in a legal proceeding involving the Franchisee, its officers, directors, partners or managers (collectively, "FRANCHISEE AFFILIATES") and the Franchisor, its officers, directors or sales employees (collectively, "FRANCHISOR AFFILIATES"), all parties agree that the exclusive venue for disputes between them shall be in the state courts in La Plata County, Colorado and federal courts located in Colorado and each waive any objections they may have to the personal jurisdiction of or venue in the state courts in La Plata County and federal courts located in Colorado. The Franchisor, the Franchisor Affiliates, the Franchisee and the Franchisee Affiliates each waive their rights to a trial by jury.

22.2.    CUMULATIVE RIGHTS.

         The rights and remedies of the Franchisor and the Franchisee hereunder are cumulative and no exercise or enforcement by either of them of any right or remedy hereunder shall preclude the exercise or enforcement by either of them of any other right or remedy hereunder which they are entitled by law to enforce.

22.3.    MODIFICATION.

         The Franchisor and/or the Franchisee may modify this Agreement only upon execution of a written agreement between the two parties. The Franchisee acknowledges that the Franchisor may modify its standards and specifications and operating and marketing techniques set forth in the Operations Manual unilaterally under any conditions and to the extent in which the Franchisor, in its sole discretion, deems necessary to protect, promote, or improve the Marks and the quality of the Licensed Methods, but under no circumstances will such modifications be made arbitrarily without such determination.

22.4.    ENTIRE AGREEMENT.

         This Agreement, including all exhibits and addenda hereto, contains the entire agreement between the parties and supersedes any and all prior agreements concerning the subject matter hereof. The Franchisee agrees and understands that the Franchisor shall not be liable or obligated for any oral representations or commitments made prior to the execution hereof or for claims of negligent or fraudulent misrepresentation based on any such oral representations or commitments and that no modifications of this Agreement shall be effective except those in writing and signed by both parties. The Franchisor does not authorize and will not be bound by any representation of any nature other than those expressed in this Agreement. The Franchisee further acknowledges and agrees that no representations have been made to it by the Franchisor regarding projected sales volumes, market potential, revenues, profits of the Franchisee's ROCKY MOUNTAIN CHOCOLATE FACTORY Store, or operational assistance other than as stated in this Agreement or in any disclosure document provided by the Franchisor or its representatives.

22.5.    DELEGATION BY THE FRANCHISOR.

         From time to time, the Franchisor shall have the right to delegate the performance of any portion or all of its obligations and duties hereunder to third parties, whether the same are agents of the Franchisor or independent contractors which the Franchisor has contracted with to provide such services. The Franchisee agrees in advance to any such delegation by the Franchisor of any portion or all of its obligations and duties hereunder.

22.6.    EFFECTIVE DATE.

         This Agreement shall not be effective until accepted by the Franchisor as evidenced by dating and signing by an officer of the Franchisor.

22.7.    REVIEW OF AGREEMENT.

         The Franchisee acknowledges that it had a copy of this Agreement in its possession for a period of time not fewer than 10 full business days, during which time the Franchisee has had the opportunity to submit same for professional review and advice of the Franchisee's choosing prior to freely executing this Agreement.

22.8.    ATTORNEYS' FEES.

         In the event of any dispute between the parties to this Agreement, including any dispute involving an officer, director, employee or managing agent of a party to this Agreement, in addition to all other remedies, the non-prevailing party will pay the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in any legal action, arbitration or other proceeding as a result of such dispute.

22.9.    INJUNCTIVE RELIEF.

         Nothing herein shall prevent the Franchisor or the Franchisee from seeking injunctive relief to prevent irreparable harm, in addition to all other remedies. If the Franchisor seeks an injunction, the Franchisor will not be required to post a bond in excess of $500.

22.10.   NO WAIVER.

         No waiver of any condition or covenant contained in this Agreement or failure to exercise a right or remedy by the Franchisor or the Franchisee shall be considered to imply or constitute a further waiver by the Franchisor or the Franchisee of the same or any other condition, covenant, right, or remedy.

22.11.   NO RIGHT TO SET OFF.

         The Franchisee shall not be allowed to set off amounts owed to the Franchisor for Royalties, fees or other amounts due hereunder, against any monies owed to Franchisee, nor shall the Franchisee in any event withhold such amounts due to any alleged nonperformance by the Franchisor hereunder, which right of set off is hereby expressly waived by the Franchisee.

22.12. INVALIDITY.

         If any provision of this Agreement is held invalid by any tribunal in a final decision from which no appeal is or can be taken, such provision shall be deemed modified to eliminate the invalid element and, as so modified, such provision shall be deemed a part of this Agreement as though originally included. The remaining provisions of this Agreement shall not be affected by such modification.

22.13.   NOTICES.

         All notices required to be given under this Agreement shall be given in writing, by certified mail, return receipt requested, or by an overnight delivery service providing documentation of receipt, at the address set forth in the first paragraph of this Agreement or at such other addresses as the Franchisor or the Franchisee may designate from time to time, and shall be effectively given when deposited in the United States mail, postage prepaid, or when received via overnight delivery, as may be applicable.

22.14.   PAYMENT OF TAXES.

         The Franchisee shall reimburse the Franchisor, or its affiliates and designees, promptly and when due, the amount of all sales taxes, use taxes, personal property taxes and similar taxes imposed upon, required to be collected or paid by the Franchisor, or its affiliates or designees, on account of services or goods furnished by the Franchisor, its affiliates or designees, to the Franchisee through sale, lease or otherwise, or on account of collection by the Franchisor, its affiliates or designees, of the initial franchise fee, Royalties, Marketing and Promotion Fees or any other payments made by the Franchisee to the Franchisor required under the terms of this Agreement.

22.15.   ACKNOWLEDGEMENT.

         BEFORE SIGNING THIS AGREEMENT, THE FRANCHISEE SHOULD READ IT CAREFULLY WITH THE ASSISTANCE OF LEGAL COUNSEL. THE FRANCHISEE ACKNOWLEDGES THAT:

         (A) THE SUCCESS OF THE BUSINESS VENTURE CONTEMPLATED HEREIN INVOLVES SUBSTANTIAL RISKS AND DEPENDS UPON THE FRANCHISEE'S ABILITY AS AN INDEPENDENT BUSINESS PERSON AND ITS ACTIVE PARTICIPATION IN THE DAILY AFFAIRS OF THE BUSINESS, AND

         (B) NO ASSURANCE OR WARRANTY, EXPRESS OR IMPLIED, HAS BEEN GIVEN AS TO THE POTENTIAL SUCCESS OF SUCH BUSINESS VENTURE OR THE EARNINGS LIKELY TO BE ACHIEVED, AND

         (C) NO STATEMENT, REPRESENTATION OR OTHER ACT, EVENT OR COMMUNICATION, EXCEPT AS SET FORTH IN THIS DOCUMENT, AND IN ANY OFFERING CIRCULAR SUPPLIED TO THE FRANCHISEE, IS BINDING ON THE FRANCHISOR IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above set forth.

                                             ROCKY MOUNTAIN CHOCOLATE
                                             FACTORY, INC.


Date:                                        By:
     ---------------------                       ------------------------------
                                             Title:
                                                   ----------------------------

                                             FRANCHISEE:

Date:
     ---------------------                   ----------------------------------
                                             Individually

                                             AND:

                                             (if a corporation or partnership)


                                             ----------------------------------
                                             Company Name

Date:                                        By:
     ---------------------                       ------------------------------
                                             Title:
                                                    ---------------------------

                                                                       EXHIBIT I
                                                          TO FRANCHISE AGREEMENT



               ADDENDUM TO ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
                               FRANCHISE AGREEMENT

         1. Franchised Location. The Franchised Location, set forth in Section
3.1 of the Agreement shall
be:_____________________________________________________________________________
________________________________________________________________________________
and the Store configuration shall be:__________________________________________.

         2. Initial Franchise Fee. The amount of the initial franchise fee, set forth in Section 4.1 of the Agreement, shall be: $_________________________.

         Fully executed this ____ day of ________________, 20____.

                                             ROCKY MOUNTAIN CHOCOLATE
                                             FACTORY, INC.


                                             By:
                                                 ------------------------------
                                             Title:
                                                    ---------------------------



                                             FRANCHISEE:


                                             ----------------------------------
                                             Individually

                                             AND:

                                             (if a corporation or partnership)


                                             ----------------------------------
                                             Company Name

                                             By:
                                                 ------------------------------
                                             Title:
                                                    ---------------------------

                                                                      EXHIBIT II
                                                          TO FRANCHISE AGREEMENT

               GUARANTY AND ASSUMPTION OF FRANCHISEE'S OBLIGATIONS


         In consideration of, and as an inducement to, the execution of the above Franchise Agreement (the "AGREEMENT") by Rocky Mountain Chocolate Factory, Inc. ("THE FRANCHISOR"), each of the undersigned hereby personally and unconditionally:

         Guarantees to the Franchisor and its successors and assigns, for the term of this Agreement, including renewals thereof, that the franchisee, as that term is defined in the Agreement ("FRANCHISEE"), shall punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement; and

         Agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement.

Each of the undersigned waives the following:

         1. Acceptance and notice of acceptance by the Franchisor of the foregoing undertaking;

         2. Notice of demand for payment of any indebtedness or nonperformance of any obligations hereby guaranteed;

         3. Protest and notice of default to any party with respect to the indebtedness or nonperformance of any obligations hereby guaranteed;

         4. Any right he or she may have to require that any action be brought against Franchisee or any other person as a condition of liability; and

         5. Any and all other notices and legal or equitable defenses to which he or she may be entitled.

Each of the undersigned consents and agrees that:

         1. His or her direct and immediate liability under this guaranty shall be joint and several;

         2. He or she shall render any payment or performance required under the Agreement upon demand if Franchisee fails or refuses punctually to do so;

         3. Such liability shall not be contingent or conditioned upon pursuit by the Franchisor of any remedies against Franchisee or any other person; and

         4. Such liability shall not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which the Franchisor may from time to time grant to Franchisee or to any other person, including without limitation the acceptance of any partial payment or performance, or the compromise or release of any claims, none of which shall in any way modify or amend this guaranty, which shall be continuing and irrevocable during the term of the Agreement, including renewals thereof.

         IN WITNESS WHEREOF, each of the undersigned has affixed his or her signature effective on the same day and year as the Agreement was executed.

WITNESS                                                GUARANTOR(S)


--------------------------------------       ----------------------------------

--------------------------------------       ----------------------------------

--------------------------------------       ----------------------------------

--------------------------------------       ----------------------------------

                                                                     EXHIBIT III
                                                          TO FRANCHISE AGREEMENT

                             STATEMENT OF OWNERSHIP

Franchisee:
            -------------------------------------------------------------------

Trade Name (if different from above):
                                      -----------------------------------------

                                Form of Ownership
                                   (Check One)
                                                                      Limited
______  Individual  ______  Partnership                        ______ Liability
                                          ______  Corporation         Company

If a Partnership, provide name and address of each partner showing percentage owned, whether active in management, and indicate the state in which the partnership was formed.

If a Limited Liability Company, provide name and address of each member and each manager showing percentage owned and indicate the state in which the Limited Liability Company was formed.

If a Corporation, give the state and date of incorporation, the names and addresses of each officer and director, and list the names and addresses of every shareholder showing what percentage of stock is owned by each.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Franchisee acknowledges that this Statement of Ownership applies to the ROCKY MOUNTAIN CHOCOLATE FACTORY Store authorized under the Franchise Agreement.

Use additional sheets if necessary. Any and all changes to the above information must be reported to the Franchisor in writing.


--------------------------                           --------------------------
Date                                                 Signature

                                                     --------------------------
                                                     Print Name

                                                                      EXHIBIT IV
                                                          TO FRANCHISE AGREEMENT

                AUTHORIZATION AGREEMENT FOR PREARRANGED PAYMENTS
                                 (DIRECT DEBITS)

The undersigned depositor ("DEPOSITOR") hereby (1) authorizes Rocky Mountain Chocolate Factory, Inc. ("COMPANY") to initiate debit entries and/or credit correction entries to the undersigned's checking and/or savings account indicated below and (2) authorizes the depository designated below ("DEPOSITORY") to debit such account pursuant to Company's instructions.


--------------------------------                 ------------------------------
Depository                                                    Branch


--------------------------------                 ------------------------------
City                                             State                 Zip Code


-------------------------------------------------------------------------------
Bank Transit/ABA Number                                          Account Number


This authority is to remain in full force and effect until Depository has received joint written notification from Company and Depositor of the Depositor's termination of such authority in such time and in such manner as to afford Depository a reasonable opportunity to act on it. Notwithstanding the foregoing, Depository shall provide Company and Depositor with 30 days' prior written notice of the termination of this authority. If an erroneous debit entry is initiated to Depositor's account, Depositor shall have the right to have the amount of such entry credited to such account by Depository, if (a) within 15 calendar days following the date on which Depository sent to Depositor a statement of account or a written notice pertaining to such entry or (b) 45 days after posting, whichever occurs first, Depositor shall have sent to Depository a written notice identifying such entry, stating that such entry was in error and requesting Depository to credit the amount thereof to such account. These rights are in addition to any rights Depositor may have under federal and state banking laws.

--------------------------------                 ------------------------------
DEPOSITOR (Print Name)                           DEPOSITORY (Print Name)



By:                                              By:
   -----------------------------                    ---------------------------
Its:                                             Its:
    ----------------------------                     --------------------------
Date:                                            Date:
     ---------------------------                      -------------------------

                                                                       EXHIBIT V
                                                      TO THE FRANCHISE AGREEMENT


                  PERMIT, LICENSE AND CONSTRUCTION CERTIFICATE

         Franchisor and Franchisee are parties to a Franchise Agreement dated ____________, 20____ for the development and operation of ROCKY MOUNTAIN CHOCOLATE FACTORY Store located at _________________________ (the "FRANCHISED LOCATION"). In accordance with Section 5.5 of the Franchise Agreement, Franchisee certifies to Franchisor that the Franchised Location complies with all applicable federal, state and local laws, statutes, codes, rules, regulations and standards including, but not limited to, the federal Americans with Disabilities Act and any similar state or local laws. The Franchisee has obtained all such permits and certifications as may be required for the lawful construction and operation of the ROCKY MOUNTAIN CHOCOLATE FACTORY Store, together with all certifications from government authorities having jurisdiction over the site that all requirements for construction and operation have been met, including without limitation, zoning, access, sign, health, safety requirements, building and other required construction permits, licenses to do business, sales tax permits, health and sanitation permits and ratings and fire clearances. The Franchisee has obtained all customary contractors' sworn statements and partial and final lien waivers for construction, remodeling, decorating and installation of equipment at the Franchised Location. The Franchisee acknowledges that it is an independent contractor and that the requirement of this certification does not constitute ownership, control, leasing or operation of the Store or the Franchised Location by the Franchisor, but rather provides notice to Franchisor that the Franchisee has complied with all applicable laws. The Franchisee asserts that Franchisor may justifiably rely on the information contained in this certificate.


                                               FRANCHISEE:


                                               --------------------------------
                                               Individually

                                               AND:

                                               (if a corporation or partnership)


                                               --------------------------------
                                               Company Name

                                               By:
                                                   ----------------------------
                                               Title:
                                                      -------------------------

                                                                      EXHIBIT VI
                                                          TO FRANCHISE AGREEMENT


                  CONFIDENTIALITY AND NONCOMPETITION AGREEMENT


         AGREEMENT, dated __________, 20__, by and between Rocky Mountain Chocolate Factory, Inc. ("FRANCHISOR") and __________ , a(n) [directors, officer, partner, principal, employee, agent or stockholder] of ______________ (the "FRANCHISEE"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Franchise Agreement, defined below.

         The Franchisor has granted to the Franchisee, pursuant to that certain Franchise Agreement dated ________________, 20__, (the "FRANCHISE AGREEMENT"), the right to operate a ROCKY MOUNTAIN CHOCOLATE FACTORY Store. The undersigned, in consideration of the receipt and/or use of the Operations Manual and other information proprietary to the Franchisor, including but not limited to methods, strategies and techniques developed by the Franchisor relating to operations, marketing, training, advertising, trade secrets, recipes and other confidential data (collectively referred to as "PROPRIETARY INFORMATION"), agrees with the Franchisor as follows:

         (1) The undersigned acknowledges that the Operations Manual and other Proprietary Information now or hereafter provided to Franchisee by the Franchisor is proprietary to the Franchisor and must be held in the utmost and strictest confidence.

         (2) The undersigned represents and agrees that the undersigned will not, without the prior written consent of the Franchisor, either:

                  (i) Duplicate or otherwise reproduce the Operations Manual or other Proprietary Information;

                  (ii) Deliver or make available the Operations Manual or other Proprietary Information to any person other than an authorized representative of the Franchisor;

                  (iii) Discuss or otherwise disclose the contents of the Operations Manual or other Proprietary Information to any person other than an authorized representative of the Franchisor; or

                  (iv) Use the Operations Manual or other Proprietary Information to his, her or its commercial advantage other than in connection with the operation of the franchise created and granted by the Franchise Agreement.

         (3) While the Franchise Agreement is in effect, neither the undersigned, nor any member of his or her immediate family, shall engage in, or participate as an owner, officer, partner, director, agent, employee, shareholder or otherwise in any other Competitive Business without having first obtained the Franchisor's written consent. For the purposes of this Agreement, "COMPETITIVE BUSINESS" shall mean any business deriving more than 10% of its gross sales receipts from the sale, processing or manufacturing of chocolate candies and other non-chocolate confectionery items, Items or other products offered in ROCKY MOUNTAIN CHOCOLATE FACTORY Stores and which constitute 10% or more of the Gross Retail Sales of any ROCKY MOUNTAIN CHOCOLATE FACTORY Store.

         (4) The undersigned has acquired from the Franchisor confidential information regarding Franchisor's trade secrets and franchised methods which, in the event of a termination of the Franchise Agreement, could be used to injure the Franchisor. As a result, neither the undersigned, nor any member of his or her immediate family, shall, for a period of 2 years from the date of termination, transfer or expiration of the Franchise Agreement, without having first obtained the Franchisor's written consent, engage in or participate as an owner, officer, partner, director, agent, employee, shareholder or otherwise in any Competitive Business which is located or operating, as of the date of such termination, transfer or expiration, within a 10-mile radius of the Franchisee's former Franchised Location as defined in the Franchise Agreement, or within a 10-mile radius of any other franchised or company-owned ROCKY MOUNTAIN CHOCOLATE FACTORY Store, unless such right is granted pursuant to a separate agreement with the Franchisor.

         (5) The undersigned agrees that during the term of the Franchise Agreement, and for a period of 2 years thereafter, it shall in no way divert or attempt to divert the business of customers, or interfere with the business relationship established with customers of the Franchisee's ROCKY MOUNTAIN CHOCOLATE FACTORY Store or of any Competitive Business.

         IN WITNESS WHEREOF, this Agreement has been executed by the undersigned as of the date set forth above.

                                            AGREED TO BY:




                                            -------------------------------

                                            ROCKY MOUNTAIN CHOCOLATE
                                            FACTORY, INC.


                                            By:
                                                -------------------------------
                                            Title:
                                                   ----------------------------


                                       2